QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.15

Confidential Materials omitted and filed separately with the
Securities and Exchange Commission. Asterisks denote omissions.

MANUFACTURING SERVICES AND SUPPLY AGREEMENT

BETWEEN

IOMEGA CORPORATION

IOMEGA (MALAYSIA) SDN. BHD.

AND

VENTURE CORPORATION LIMITED

EFFECTIVE AS OF

NOVEMBER 1, 2002

TABLE OF CONTENTS

ARTICLE 1—DEFINITIONS		1
1.1	"Affiliate"	1
1.2	"Approved Vendor List"	1
1.3	"Background Technical Information"	1
1.4	"Background IPR"	2
1.5	"Baseline Failure Rate"	2
1.6	"Bill of Materials"	2
1.7	"BOM Costs"	2
1.8	"Business Day"	2
1.9	"Calendar Day"	2
1.10	"Change in Control Event"	2
1.11	"Component Lead Time"	2
1.12	"[**]"	2
1.13	"Customer Requirements Specifications"	2
1.14	"Damages"	3
1.15	"Delivery Date"	3
1.16	"Excluded Products"	3
1.17	"Existing Product"	3
1.18	"Force Majeure Event"	3
1.19	"Included Core Services"	3
1.20	"Intellectual Property Rights"	3
1.21	"Iomega Purchaser"	3
1.22	"Iomega Technical Information"	3
1.23	"KPI"	4
1.24	"LIBOR"	4
1.25	"Manufacturing Cost"	4
1.26	"Mix Change"	4
1.27	"MOH"	4
1.28	"New Product"	4
1.29	"NPI"	4
1.30	"Non-Strategic Component"	4
1.31	"Optional Services"	4
1.32	"Party"	4
1.33	"Patents"	4
1.34	"Penang Facility"	4
1.35	"PI"	4
1.36	"Pricing Volume"	4
1.37	"Process Management Plan"	4
1.38	"Product"	5
1.39	"Product Addendum"	5
1.40	"Product Family"	5
1.41	"Product Specifications"	5
1.42	"Project Plan"	5
1.43	"Purchase Order"	5
1.44	"Quality Management Plan"	5
1.45	"Service Parts"	5
1.46	"SKU"	5
1.47	"SLA"	5

i

1.48	"Strategic Component"	5
1.49	"Storage Product"	5
1.50	"Supply Alert"	5
1.51	"Upper Control Limit"	6
ARTICLE 2—TERM		6
ARTICLE 3—PURPOSE AND RELATIONSHIP		6
3.1	Purpose	6
3.2	Manufacture and Sale of Products	6
3.3	Included Core Services	6
3.4	Optional Services	6
3.5	Relationship Management	6
3.6	IT Systems Support	7
3.7	Transition of Penang Facility Operations	7
ARTICLE 4—PRODUCTS		7
4.1	Existing Products	7
4.2	New Products	7
4.3	Storage Products	8
4.4	Excluded Products	8
4.5	Execution of Product Addendum Tasks	8
4.6	Product Changes	8
4.7	Product Discontinuation and EOL Process	9
4.8	Re-introduction of Discontinued Products	9
ARTICLE 5—EXCLUSIVITY AND NEW PRODUCTS		9
5.1	Exclusivity for Products	9
5.2	Certain Exempt Products	10
5.3	No Minimum Purchase Requirement	10
ARTICLE 6—ORDER PROCESS		10
6.1	Forecasts	10
6.2	Committed Period	10
6.3	Purchase Orders	11
6.4	Allocation	12
6.5	Installed Equipment Capacity	12
ARTICLE 7—LIABILITY FOR COMPONENTS		12
7.1	Financial Liability	12
7.2	Initial Purchase Inventories and Purchase Commitments at Closing	12
7.3	Long Lead Time Components	13
7.4	Excess Components	14
7.5	Other Cases	15
ARTICLE 8—PRODUCTION		15
8.1	Production	15
8.2	Source Verification	15
8.3	Materials Management	15
8.4	[**]	16
8.5	[**] and [**]	16
8.6	Quality Issues	16
8.7	[**]	16

ARTICLE 9—DELIVERY AND ACCEPTANCE		16
9.1	Packaging	16
9.2	Delivery and Title	16
9.3	Late Deliveries	17
9.4	Acceptance	17
9.5	Performance Measures	17
9.6	Critical Delivery KPI	17
ARTICLE 10—PRICES AND PAYMENT TERMS		18
10.1	Pricing Quarters	18
10.2	Basic Pricing Formula	18
10.3	Pricing Volumes	19
10.4	Pricing Quarters 3-6	19
10.5	Zip Cartridges	19
10.6	Volume True-Ups for Zip Drives and Zip Disks	19
10.7	New Products	20
10.8	Cost Reductions	20
10.9	Price Reviews	20
10.10	Payment Terms	21
10.11	Audit Rights	21
10.12	Supplemental Payment	21
ARTICLE 11—SERVICE PARTS		21
ARTICLE 12—PRODUCT WARRANTY		21
12.1	Warranty	21
12.2	Warranty Remedies	21
12.3	No Defect Found	22
12.4	Epidemic Failures	22
ARTICLE 13—INTELLECTUAL PROPERTY		23
13.1	Ownership	23
13.2	Background Technical Information and IPR	23
13.3	Further Assurances	23
13.4	Manufacturing License Grant	24
13.5	Iomega-Unique Features	24
13.6	Licensed Software Grant	24
13.7	Firmware License Grant	24
13.8	Restrictions	24
13.9	Documentation	24
13.10	Proprietary Rights Notice	24
ARTICLE 14—CONFIDENTIALITY		25
14.1	Confidential Information	25
14.2	Exceptions	25
14.3	Authorized Disclosure	25
14.4	Agreement Terms	26
ARTICLE 15—TERMINATION		26
15.1	Termination for Cause	26
15.2	Dispute Resolution Process	26
15.3	KPI and PI Reviews	26
15.4	Termination for Insolvency	26
15.5	Termination for Change in Control	27

15.6	Termination for Cessation of Business	27
15.7	Exit Plan	27
15.8	Effects of Termination or Expiration	27
15.9	No Damages for Termination or Expiration	27
15.10	Survival	27
ARTICLE 16—REPRESENTATIONS AND WARRANTIES		28
16.1	By Iomega	28
16.2	By Venture	28
ARTICLE 17—INDEMNIFICATION		28
17.1	Indemnity by Venture	28
17.2	Exclusions	28
17.3	Indemnity by Iomega	28
17.4	Infringement Remedies	29
17.5	Designs	29
17.6	Failure to Defend or Settle	29
17.7	Exceptions	29
ARTICLE 18—INSURANCE		30
18.1	Insurance	30
ARTICLE 19—DISPUTE RESOLUTION		30
19.1	Escalation	30
19.2	Arbitration	31
ARTICLE 20—FORCE MAJEURE		31
ARTICLE 21—GUARANTEE		32
ARTICLE 22—GENERAL PROVISIONS		32
22.1	Independent Contractors	32
22.2	Assignment	32
22.3	Publicity	33
22.4	Notices	33
22.5	Compliance with Laws	33
22.6	Waivers and Approvals	33
22.7	Severability	34
22.8	Governing Law and Forum	34
22.9	Equitable Relief	34
22.10	Construction	34
22.11	English Language	34
22.12	Entire Agreement	34
22.13	Counterparts	35

EXHIBITS

EXHIBIT A	(EXISTING PRODUCTS)
EXHIBIT B	(EXCLUDED PRODUCTS)
EXHIBIT C	(PRICING)
EXHIBIT D	(APPROVED VENDOR LIST)
EXHIBIT E	(STRATEGIC COMPONENTS)
EXHIBIT F	(SLA)
EXHIBIT G	(ASIA-PACIFIC LOGISTICS)
EXHIBIT H	(IT INFRASTRUCTURE AND SUPPORT)
EXHIBIT I	(EXIT PLAN)
EXHIBIT J	([**] AND [**])
EXHIBIT K	(PENANG TRANSITION PLAN)
EXHIBIT L	(BASELINE [**])
EXHIBIT M	(DELIVERED DOCUMENTS)
EXHIBIT N	([**])
EXHIBIT O	(LIST OF COMPONENT LEAD TIMES)
EXHIBIT P	(INSTALLED PLANT CAPACITY)
EXHIBIT Q	(KPI)

v

MANUFACTURING SERVICES AND SUPPLY AGREEMENT

        THIS MANUFACTURING SERVICES AND SUPPLY AGREEMENT (hereinafter referred to as the "Agreement"), made effective this 1st day of November, 2002 (the "Effective Date"), by and between IOMEGA CORPORATION, a Delaware corporation with a principal place of business located at 4435 Eastgate Mall, San Diego, California 92121 USA ("Iomega"); IOMEGA (MALAYSIA) SDN. BHD., a Malaysia legal entity with a principal place of business and a manufacturing location at Plot 44, Bayan Lepas Industrial Park IV, 11900 Penang, Malaysia ("Venture") and VENTURE CORPORATION LIMITED, a company incorporated in the Republic of Singapore, with its registered office located at 10 Collyer Quay, #19-08 Ocean Building, Singapore 049315 ("Venture Corporation").

RECITALS

        WHEREAS, Iomega is engaged in the design, development, manufacturing, marketing and worldwide distribution and sale of storage products;

        WHEREAS, Venture is engaged in the provision of manufacturing services to third parties, including the manufacturing and distribution of storage products;

        WHEREAS, pursuant to that certain Stock Purchase Agreement between Venture Corporation Limited and Iomega Overseas B.V. dated September 29, 2002, (the "Stock Purchase Agreement") Iomega Overseas B.V. sold, and Venture Corporation purchased, all of the stock of Iomega (Malaysia) Sdn. Bhd.; and

        WHEREAS, Venture desires to manufacture certain storage products for Iomega and perform certain related services, and Iomega desires to purchase such products and receive such services in accordance with terms and conditions of the Agreement.

        NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and for other good and valuable consideration, receipt of which is hereby acknowledged, Iomega, Venture and Venture Corporation, intending to be legally bound, hereby agree as follows:

AGREEMENT

ARTICLE 1—DEFINITIONS

        Capitalized terms used in this Agreement shall have the meanings either given to them below or defined elsewhere in this Agreement. Unless otherwise specified, references to Articles, Sections, and Exhibits refer respectively to articles, sections, and exhibits to this Agreement.

        1.1    "Affiliate"  in relation to either Party shall mean any person or entity that controls or is controlled by that Party, where "control" means the direct or indirect possession or ownership of a majority of the outstanding voting interests or rights of such person or entity. For the avoidance of doubt, Iomega International S.A., Iomega Pacific Pte Ltd., and Iomega Japan are Affiliates of Iomega.

        1.2    "Approved Vendor List"  shall mean the list of approved suppliers for Strategic Components and Non-Strategic Components attached hereto as EXHIBIT D (APPROVED VENDOR LIST), as may be amended from time to time in accordance with the applicable Quality Management Plan, provided that additions and deletions of suppliers of Strategic Components and any components denominated "critical" in the applicable Quality Management Plan shall require the written approval of Iomega, which approval shall not be unreasonably withheld or delayed.

        1.3    "Background Technical Information"  means confidential information, inventions, know-how, processes, trade secrets and all other information and data on equipment, software (including source code and firmware), materials and products and their design, specifications, function, manufacture, maintenance, installation, operation and use, in whatever form including without limitation drawings, charts, manuals, schematic representations, specifications, models, software listings in source and object code, which are pre-existing as of the Effective Date or subsequently brought into existence other than as a result of the performance of the Agreement.

        1.4    "Background IPR"  means Intellectual Property Rights in any inventions, works, processes, procedures, tooling, products, software, designs, drawings, specifications, data, databases, documents and other materials which are pre-existing as of the Effective Date or subsequently brought into existence other than as a result of the performance of this Agreement.

        1.5    "Baseline Failure Rate"  shall mean, for a particular Product Family, the monthly rate of return of defective Existing Products within such Product Family that is set forth in EXHIBIT L (BASELINE FAILURE RATES).

        1.6    "Bill of Materials"  shall mean, for a specific Product, a complete and detailed list of all components, subassemblies, materials and other items that are necessary to manufacture such Product, as provided to Venture by Iomega.

        1.7    "BOM Costs"  shall mean, for a specific Product, an amount equal to the actual aggregate total landed costs and expenses incurred by Venture to obtain all of the items and services listed on the Bill of Materials for such Product at the Penang Facility; however, for the avoidance of doubt, BOM Costs do not include those categories of indirect and overhead costs set forth in EXHIBIT C.

        1.8    "Business Day"  shall mean a day, from Monday through Friday, that commences at midnight Pacific Time and ends on the same day at 11:59 pm Pacific Time, and has not been declared as a national holiday in Malaysia (when referencing an obligation of Venture) or in the United States (when referencing an obligation of an Iomega Purchaser).

        1.9    "Calendar Day"  shall mean a calendar day that commences at midnight Pacific Time and ends on the same day at 11:59 pm Pacific Time.

        1.10    "Change in Control Event"  shall mean the occurrence of any of the following events: (a) any consolidation or merger of Venture with or into any other entity in which the holders of Venture's outstanding shares immediately before such consolidation or merger do not, immediately after such consolidation or merger, retain either (i) stock representing a majority of the voting power of the surviving entity, or (ii) stock representing a majority of the voting power of an entity that wholly owns, directly or indirectly, the surviving entity; (b) the sale, transfer, or assignment of voting securities or voting interests of Venture representing a majority of the voting securities or voting interests of all of Venture's outstanding voting securities or voting interests to an acquiring party or group; or (c) the sale of all or substantially all of Venture's assets that relate to the performance by Venture of its obligations under this Agreement.

        1.11    "Component Lead Time"  in relation to any component, subassemblies or raw material used in the manufacture of a Product shall mean the lead times for such component, subassemblies or raw material listed in Exhibit O (List of Component Lead Times) plus the required weeks of [**].

        1.12    "[**]"  shall have the meaning ascribed in Section 8.4.

        1.13    "Customer Requirements Specifications"  shall mean the original equipment manufacturer specifications and requirements given by Iomega's customers to Iomega, as mutually agreed from time to time by the Parties.

        1.14    "Damages"  in relation to either Party means any out-of-pocket losses and damages incurred or suffered by the Party provided, however, that for the purposes of computing the amount of Damages incurred by a Party (the "Affected Party"), there shall be deducted:

    (a)
    an amount equal to the amount of any tax benefit actually received by the Affected Party or any of the Affected Party's Affiliates in connection with such Damages or the circumstances giving rise thereto; and

    (b)
    an amount equal to the amount of any insurance proceeds, indemnification payments, contribution payments or reimbursements actually received by the Affected Party or any of the Affected Party's Affiliates in connection with such Damages or the circumstances giving rise thereto.

        1.15    "Delivery Date"  shall mean the date upon which Products are required to be delivered to an Iomega Purchaser (which shall not in any event be a date which is less than five (5) Business Days for Product orders for the Asia Pacific region, and ten (10) Business Days for all other Product orders, from the date the Purchase Order is given to Venture) as specified in a Purchase Order.

        1.16    "Excluded Products"  shall mean (a) any products listed in EXHIBIT B (EXCLUDED PRODUCTS); (b) any products of a third party entity that is acquired by Iomega after the Effective Date; and (c) any other products that are neither Existing Products, Storage Products or New Products.

        1.17    "Existing Product"  shall mean those Iomega storage drives, cartridges, Service Parts, and accessories being manufactured in the Penang Facility that are listed on EXHIBIT A (EXISTING PRODUCTS). For purposes of this Agreement, Existing Product shall also be deemed to include such new or future product introductions to the extent such product introductions are Zip drives and media products and are based on the core technologies presently found in the Zip 100 and 250 MB drives and media. By way of illustration, the Zip 750 MB drive is considered an Existing Product since it is based on the core technologies of the Zip 100 and 250 MB drives.

        1.18    "Force Majeure Event"  means any event or circumstance, the occurrence and the effect of which the Party affected thereby is unable to prevent and avoid notwithstanding the exercise of reasonable foresight, diligence and care on the part of that Party, including but not limited to:

    (a)
    acts of God;

    (b)
    storm, floods or other unusually severe weather conditions, earthquake, natural disasters, explosions or fire;

    (c)
    acts of war (whether declared or undeclared), invasion, acts of terrorism or sabotage; and

    (d)
    any shortage or disruption in the supply to that Party of any raw materials, subassemblies, parts or components which is due to an event described in Section 1.18 (a), (b) or (c).

        1.19    "Included Core Services"  shall have the meaning ascribed to it in Section 3.3 (Included Core Services).

        1.20    "Intellectual Property Rights"  shall mean all current and future worldwide copyrights, trade secrets, Patents, and other intellectual property rights, including all applications and registrations with respect thereto.

        1.21    "Iomega Purchaser"  shall mean either (a) Iomega (either directly or through its authorized agents); or (b) any Affiliate of Iomega (either directly or through its authorized agents) that Iomega authorizes to purchase Products under this Agreement.

        1.22    "Iomega Technical Information"  shall mean technical documentation and information to be provided by Iomega to Venture for use by Venture in the manufacture of Products for Iomega, including (a) the Project Plan; (b) the Process Management Plan; (c) the Quality Management Plan;

(d) (if applicable) the Product Addendum; (e) the Product Specifications; and (f) detailed technical documentation or other materials which pertain to the use, operation, maintenance and servicing of the Products.

        1.23    "KPI"  shall mean a key performance indicator determined in accordance with this Agreement, which establishes a critical performance metric and minimum acceptable performance standard which Venture is required to achieve in performing this Agreement.

        1.24    "LIBOR"  means, in relation to any amount to which it is applied, the 3 month London Interbank Offered Rate for US Dollars as it appears on the day which is two (2) Calendar Days before the first (1st) day on which LIBOR is required to apply in respect of such amount under the Agreement and as subsequently reset in accordance herewith from time to time. If any Day on which LIBOR is to be set or reset is not a Business Day, LIBOR shall be set or reset by reference to the next following Calendar Day.

        1.25    "Manufacturing Cost"  shall have the meaning ascribed to it in Section 10.2(a) (Manufacturing Cost).

        1.26    "Mix Change"  shall mean the substitution of a given quantity of Products that appear in one forecast with an equal quantity of different Products in a subsequent forecast; provided, however, that the substitute Products are members of the same Product Family as the originally forecasted Products.

        1.27    "MOH"  means in relation to any period of time to which Section 7.3(c)(i) or Section 7.4(b) applies, the material overhead costs incurred by Venture during such period of time, including material handling, inventory, warehouse and insurance.

        1.28    "New Product"  shall have the meaning set forth in Section 4.2 (New Products).

        1.29    "NPI"  shall mean the new product introduction process used to prepare an Iomega product for manufacture by Venture under this Agreement, as further specified in the SLA.

        1.30    "Non-Strategic Component"  shall mean any component, subassembly, or raw material that is physically incorporated into a Product as a result of the manufacturing process that is not a Strategic Component.

        1.31    "Optional Services"  shall have the meaning ascribed to it in Section 3.4 (Optional Services).

        1.32    "Party"  shall mean either Iomega or Venture, as the context indicates.

        1.33    "Patents"  shall mean patents and patent applications, including foreign counterparts, that exist on the Effective Date, together with substitutions, extensions, reissues, renewals, divisions, and continuations for such patents and patent applications, and their foreign counterparts.

        1.34    "Penang Facility"  shall mean Venture's manufacturing facility located at Plot 44, Bayan Lepas Industrial Park IV, 11900 Penang, Malaysia.

        1.35    "PI"  shall mean a performance indicator determined in accordance with this Agreement which establishes a performance metric and minimum acceptable performance standard which Venture is required to achieve in performing this Agreement.

        1.36    "Pricing Volume"  shall mean, for a given Pricing Quarter, a volume of Existing Products agreed upon by the Parties to be used in pricing calculations.

        1.37    "Process Management Plan"  shall mean the manufacturing and assembly process specifications for a specific Product, as provided to Venture by Iomega on or before the date of this Agreement which may be amended from time to time by Iomega subject to Venture's approval which approval shall not be unreasonably withheld.

        1.38    "Product"  shall mean (a) any Existing Product; or (b) any storage drive, cartridge, printed circuit board assembly, Service Part, or accessory with an Iomega part number for which the Parties have agreed upon and executed a Product Addendum pursuant to Section 4.2 (New Products). For the avoidance of doubt, a Product ceases to be a Product when it is discontinued pursuant to Section 4.7 (Production Discontinuation and EOL Process).

        1.39    "Product Addendum"  shall mean a set of detailed specifications and operational requirements pertaining to the manufacture of a Product by Venture under this Agreement, which the Parties shall agree upon and execute before adding any Product to this Agreement, as further described in Section 4.2 (New Products).

        1.40    "Product Family"  shall mean a related set of all Products that incorporate identical Head Stack Assembly components and Application-Specific Integrated Circuits (ASICs). For example, the Product Families existing under the "Zip" brand are: Atapi II internal 100; Atapi III internal 100; Atapi internal 250; Notebook 250; Internal Atapi 750 & External 750; External 100 PPI; External 100 USB; External 250 USB; External 250 PPI; and External SCSI 250.

        1.41    "Product Specifications"  shall mean the technical and functional specifications describing the form, fit, function, and performance of a Product, including any applicable Customer Requirements Specifications, together with all modifications, amendments, revisions, or changes thereto that are approved in writing by the Parties.

        1.42    "Project Plan"  shall mean the plan mutually developed and agreed to by Iomega and Venture for the purpose of preparing product and process for manufacture by Venture. The Project Plan shall include a statement of work and milestone schedule, and any other information required to guide the development activity, such as resource assignments and responsibilities. Each Project Plan shall be developed on an as needed basis.

        1.43    "Purchase Order"  shall mean a purchase order issued to Venture by an Iomega Purchaser that describes Products to be delivered and their Delivery Dates.

        1.44    "Quality Management Plan"  shall mean all documentation, processes and procedures necessary to manufacture, inspect and accept Products, deliver and service the Product. The Quality Management Plan includes: (a) incoming quality assurance inspection and engineering change order control of material, (b) manufacturing and process procedures, and (c) manufacturing process control and quality control systems.

        1.45    "Service Parts"  shall mean parts, assemblies, or components of Products, which Venture agrees to sell to Iomega for the purpose of providing service for the Products.

        1.46    "SKU"  shall mean a specific Product that has a unique Bill of Materials and is assigned a unique Stock Keeping Unit number by Iomega.

        1.47    "SLA"  shall mean the list of and specifications for Included Core Services and certain Optional Services in EXHIBIT F (SLA).

        1.48    "Strategic Component"  shall mean any of the components, subassemblies, or raw materials used in the manufacture of a Product and listed on EXHIBIT E (STRATEGIC COMPONENTS).

        1.49    "Storage Product"  shall mean any hardware product that provides removable, portable storage capacity which is competitive to the Zip product family which is based on Iomega's basic product designs and not the designs of OEM customers. By way of illustration, the proposed product being developed known as "AMP" would be considered a product in the Storage Product category.

        1.50    "Supply Alert"  means a document to communicate any material constraints within the Committed Period that includes a recovery plan detailing short and long term actions to correct the problem, root cause and potential options.

        1.51    "Upper Control Limit (UCL)"  shall mean the limits based on control limits centered on the mean and are drawn at mean + 3 Sigma Deviations. The UCL for each Product Family is specified in EXHIBIT L (BASELINE FAILURE RATES) hereto. For New Products the UCL will be agreed to between the Parties after three (3) months of commercial production.

ARTICLE 2—TERM

        Subject to earlier termination as provided for in Article 15 (Termination), the term of this Agreement shall commence upon the Effective Date and end five (5) years immediately thereafter (the "Term").

ARTICLE 3—PURPOSE AND RELATIONSHIP

        3.1    Purpose.    The purpose of this Agreement is to set forth terms and conditions under which Venture shall, upon Iomega's request, manufacture and sell certain Products to Iomega Purchasers, and provide related services to Iomega.

        3.2    Manufacture and Sale of Products.    During the term of this Agreement, Venture shall (a) accept Purchase Orders for Products in accordance with Article 6 (Order Process); (b) manufacture such Products at the Penang Facility in accordance with Article 8 (Production); and (c) deliver such Products to Iomega Purchasers in accordance with Article 9 (Delivery and Acceptance).

        3.3    Included Core Services.    Venture shall also provide all Product-related services performed at the Penang Facility as of the Effective Date (the "Included Core Services"). The Included Core Services include support, engineering, NPI, quality control, process management, continuing engineering, and other similar services as are further described in the SLA. The cost of Included Core Services is included in the purchase price of Products as set forth in Article 10 (Prices and Payment Terms). All Included Core Services shall be provided by Venture at no additional charge. Venture shall perform the Included Core Services in a manner that, at a minimum, fulfills the applicable KPI and PI requirements for such Included Core Services.

        3.4    Optional Services.    From time to time during the term of this Agreement, Iomega may request that Venture provide services other than the Included Core Services ("Optional Services"), including without limitation the "Incremental NPI Services" or "Asia-Pacific Logistics Services" specifically designated as Optional Services in EXHIBIT F (SLA) AND EXHIBIT G (ASIA-PACIFIC LOGISTICS SERVICES). The Parties will agree upon the terms and conditions governing the provision of any and all Optional Services in a separately executed statement of work to be based on standard rates for the class of service comparable to that offered within the geographic region. The Parties agree and acknowledge that Venture shall not incur any obligation to provide or perform any such other Optional Service unless and until the statement of work is executed by the Parties and Iomega shall only be responsible for the payment of fees that are agreed upon and specified in the executed statement of work.

        3.5    Relationship Management.

        (a)  Program Managers. Each Party shall appoint a program manager ("Program Managers") who shall be primarily responsible for coordinating and overseeing such Party's activities under this Agreement, and who shall act as a primary commercial and technical liaison with the other Party for purposes of administering this Agreement. The Program Manager shall not have the authority to agree to amendments of this Agreement or any of its Exhibits, but, as between the Parties, shall have the authority to agree to Product Addenda and, except as otherwise provided in this Agreement, shall have the authority to give any approvals specified in this Agreement. Either Party may change its Program Manager upon ten (10) days' prior written notice to the other. Upon the Effective Date, the Parties will designate their respective Program Managers, which will in turn meet to determine the processes, protocols, and procedures according to which they will carry out their liaison duties hereunder.

        (b)  Quarterly Business Reviews. In the second (2nd) month of every calendar quarter, the Program Managers and other responsible representatives of each Party shall meet at a mutually agreed location (or by teleconference) for a quarterly business review (a "QBR"). Not more than once a year, Iomega may require the QBR to be held in the United States. Each Party will bear its own costs of attending the QBR. At each QBR, the Parties shall (i) review the progress and activities of the Parties under this Agreement during the previous quarter, including Venture's performance with respect to the applicable KPIs and PIs; (ii) discuss and resolve any issues or problems in the Parties' relationship that may have emerged during the previous quarter; (iii) review and adjust pricing in accordance with Section 10.9 (Price Reviews); and (iv) discuss any other matters related to the Parties' relationship as the Program Managers may deem appropriate.

        (c)  Resident Employees. Iomega shall have the right to have a maximum of five (5) employees resident on a part-time or full-time basis at the Penang Facility to serve as day-to-day technical and business liaisons with Venture (the "Resident Employees"). Venture shall provide the Resident Employees with reasonable on-site office space; access to reasonable IT and network connectivity, including telephones, analog telephone lines; and reasonable access to the Penang Facility at no charge to Iomega in order to better facilitate a close and productive operational relationship between the Parties. Save as aforesaid, Iomega shall bear the costs of all the Resident Employees.

        3.6    IT Systems Support.    Venture agrees to facilitate the communication and system logic links of specific IT functions and databases with Iomega systems in accordance with EXHIBIT H (IT INFRASTRUCTURE AND SUPPORT). To the extent that any system integration activities are required to enable the foregoing, the Parties will cooperate to perform such integration activities in accordance with a mutually agreed statement of work. The Parties acknowledge and agree that until Venture completes the implementation of its IT infrastructure in Penang as contemplated by EXHIBIT H (IT INFRASTRUCTURE AND SUPPORT), that the Product pricing will not include any charge for Venture's IT costs.

        3.7    Transition of Penang Facility Operations.    The Parties shall cooperate to facilitate the transition of the Penang Facility from Iomega to Venture. EXHIBIT K (PENANG TRANSITION PLAN) provides various suggested steps and procedures that the Parties may follow to facilitate the transition of the Penang Facility; however nothing in EXHIBIT K (PENANG TRANSITION PLAN) shall be construed or applied as an obligation or required undertaking by either Party (except to the extent otherwise provided for in this Agreement).

ARTICLE 4—PRODUCTS

        4.1    Existing Products.    The Parties agree and acknowledge that the Existing Products are deemed to be Products under this Agreement as of the Effective Date. Venture acknowledges that Iomega has previously delivered to Venture the documents listed in EXHIBIT M (DELIVERED DOCUMENTS), which includes the Product Specifications, Process Management Plans, Quality Management Plans, and Bills of Materials for the Products that are listed in Exhibit A (Existing Products). Iomega represents and warrants to Venture that the Product Specifications, Process Management Plans, Quality Management Plans, and Bills of Materials so provided to Venture are accurate and correct for the purpose of manufacturing Products as contemplated by this Agreement.

        4.2    New Products.    From time to time, the Parties may add other "Products" (including Storage Products discussed below) to be designed, manufactured and/or supplied by Venture under this Agreement ("New Products") by agreeing upon, executing and attaching a Product Addendum for each such New Product. Each Product Addendum shall set forth the Project Plan, the Product Introduction Plan, the Product Ramp Plan, the Development Schedule, the Product Milestone Schedule, the Product

Requirements Document, the Process Management Plan, the Quality Management Plan, the Product Specifications, prices and pricing terms for the New Product, and any other terms and conditions related to the New Product that the Parties may deem appropriate.

        4.3    Storage Products.    During the term of this Agreement, Iomega agrees that it shall consult with and advise Venture as to the design, development and manufacture of Storage Products for and on behalf of Iomega. It is the intent of the Parties that there shall be active and open discussions between the Parties on future Storage Products developed by or for Iomega. Iomega and Venture shall negotiate in good faith the terms and conditions surrounding the design, development and manufacture of any Storage Products by Venture for Iomega. However, if for whatever reason, the Parties cannot agree on a design, development and manufacturing plan, then the matter shall be escalated for review by the CEO of Venture and the CEO of Iomega who shall review and discuss such matter within fifteen (15) days of written notice by one Party to the other requesting such a review. If after fifteen (15) days the Parties, respective CEOs have not reached an agreement, then Iomega shall be free to pursue the design, development and manufacture of such Storage Products at its own discretion.

        4.4    Excluded Products.    The provisions of sections 4.1 to 4.3 shall not apply to Excluded Products and Iomega shall be free to design, develop, manufacture, and supply such products in any manner it deems appropriate in Iomega's sole discretion.

        4.5    Execution of Product Addendum Tasks.    Venture shall satisfactorily complete performance of the tasks listed in each Product Addendum and shall adhere to the development deadlines and delivery dates set forth therein.

        4.6    Product Changes

        (a)  By Iomega. Iomega reserves the right at any time to change any one or more of the Product Specifications upon thirty (30) Calendar Days' written notice to Venture (except in the case of changes required for health or safety reasons, which take effect immediately upon notice). If Venture determines that any such requested changes to the Product Specifications may cause an increase in the cost of manufacture to Venture, Venture shall promptly notify Iomega in writing and provide all documentation sufficient to justify any such price change. Where the proposed change would result in any increase in such manufacturing costs, Venture shall not be obligated to accommodate such change unless the Parties agree upon an appropriate price adjustment and any non-recurring engineering costs. Venture shall also provide information to Iomega as to the anticipated delivery dates for Products incorporating such changes, and the lead-time associated with the making of any such changes.

        (b)  By Venture.

            (i)  Critical Changes. Notwithstanding anything to the contrary in this Agreement, Venture shall not make any of the following changes to a Product or associated production process ("Critical Changes") without the prior written approval of Iomega, which approval shall not be unreasonably withheld or delayed: (A) any change that affects the form, fit or function of any Product; (B) any change that causes a Product not to conform in any respect to the applicable Product Specifications; (C) any change that causes Venture's production process not to conform with the applicable Process Management Plan or Quality Management Plan; or (D) any change that detrimentally affects the quality or reliability of any Product. Venture shall submit any Critical Change through Iomega's ECN process according to the critical sensitivity matrix in the applicable QMP.

          (ii)  Non-Critical Changes. Subject to Section 4.6(b)(i) (Critical Changes), Venture is encouraged to initiate changes (other than Critical Changes) to Products and associated production processes for the purposes of improving cost, quality, or delivery ("Non-Critical Changes"). From time to time during the term of this Agreement, Venture may make Non-Critical Changes to the Product or associated production processes, provided that at least ten (10) Business Days prior to implementation of a Non-Critical Change, Venture delivers to Iomega's Program Manager written notice of such Non-Critical Change. If Iomega does not object in writing to such Non-Critical Change within such period, then Venture may implement such Non-Critical Change. If Iomega objects to such Non-Critical Change, then Venture shall not implement such Non-Critical Change. Venture shall conspicuously label any request for a Non-Critical Change that it sends to Iomega as a "Notice of Non-Critical Change." After receipt of a change notice for an Non-Critical Change, Iomega's Program Manager shall have the authority to waive the requirement for Venture to provide future change notices for similar Non-Critical Changes to the same Product Family, but may reinstate such requirement at any time upon giving to Venture not less than ten (10) Business Days' written notice. Venture shall document all Non-Critical Changes in detail and shall furnish such documentation to Iomega upon request in accordance with the critical sensitivity matrix in the applicable QMP.

        (c)  Controlled Documents. Venture shall maintain all product specifications and product documentation, including Product Specifications, Process Management Plan, Quality Management Plans, and Product Addenda, as "controlled documents" according to Iomega's DCN procedure as provided to Venture. Duplicate copies of these documents shall be maintained at both Venture's and Iomega's facilities. Except as permitted under Section 4.6(b) (By Venture), Venture may not alter any of these controlled documents without the prior written approval of Iomega, which approval shall not be unreasonably withheld or delayed.

        4.7    Product Discontinuation and EOL Process.    Iomega may discontinue any Product upon thirty (30) days' prior written notice to Venture, whereupon the Parties shall cooperate to implement an End-of-Life process ("EOL Process") for the discontinued Product. The details of the EOL Process shall be agreed upon by the Parties, and, unless otherwise agreed, shall include a replacement product transition plan, a transition plan for Iomega's customers, warranty reserve plan, and last-time-buy and last-time-build plans. Venture may not discontinue the manufacture of any Product or terminate any associated manufacturing process without the prior written consent of Iomega. Any components, subassemblies and raw materials that were previously purchased by Venture pursuant to Iomega's authorization but were rendered obsolete as a result of Iomega's discontinuation will be managed in accordance with Section 7.4 (Excess Components). Any capital assets associated with the EOL Process and the discontinued Product or in excess of those necessary to support Iomega's twelve (12) month production forecasts shall be written off (based on the then-current depreciated net book value) and Iomega shall reimburse Venture for the full amount written off, but only to the extent that such capital assets cannot be utilized in any other manufacturing activity or process of Venture and otherwise has no net realizable value. Disposition of assets for which Iomega is required to make reimbursement to Venture as aforesaid is to be mutually agreed to through the QBR process.

        4.8    Re-introduction of Discontinued Products.    In the event a Product is discontinued under Section 4.7 and Iomega subsequently wishes to re-introduce or re-manufacture the Product, the Parties will discuss in good faith the terms upon which Venture shall recommence the manufacture of such Product (which shall be substantially similar to the terms governing the manufacture and Supply of Product prior to its discontinuation).

ARTICLE 5—EXCLUSIVITY AND NEW PRODUCTS

        5.1    Exclusivity for Products.    Subject to the terms of Section 5.2, during the term of this Agreement, Iomega shall and shall procure that its Affiliates shall, purchase and have Venture manufacture on an exclusive basis all of Iomega's and its Affiliates requirements for Products, unless Venture waives such obligation or is unable to fulfill substantially all of Iomega's and its Affiliates' requirements for Products (provided that Venture shall not be regarded as being unable to fulfill Iomega's and its Affiliates' requirements for Products if such requirements for Products are given outside the flexibility parameters permitted in Section 6.2(b)). During the term of this Agreement, Iomega shall not, and shall procure that its Affiliates shall not, appoint or engage any other person, firm or company to manufacture any of its or their requirements for Products.

        5.2    Certain Exempt Products.    The Parties agree and acknowledge that Iomega's obligations set forth above in Section 5.1 (Exclusivity for Products) do not apply to any of the following Products: (i) any cartridges for the Zip 100, Zip 250, or Zip 750 Product Families; and (ii) any New Product that the Parties agree shall be exempt from Section 5.1 (Exclusivity for Products), as set forth in its Product Addendum. Additionally, the Parties agree and acknowledge that Iomega's obligations set forth above in Section 5.1 (Exclusivity for Products) do not apply to any Storage Products or Excluded Products unless a Product Addendum is executed by the Parties for any such product as contemplated by Section 4.2.

        5.3    No Minimum Purchase Requirement.    Notwithstanding anything to the contrary in this Agreement, Iomega does not agree to purchase any minimum quantities or units of Products. Venture agrees and acknowledges that Iomega does not make any representations or warranties as to the future success of the Products, or as to the volume of any purchases that may be made under this Agreement.

ARTICLE 6—ORDER PROCESS

        6.1    Forecasts.

        (a)  On a weekly basis with effect from the Effective Date, Iomega shall deliver to Venture a rolling forecast (a "Forecast") of Iomega Purchasers' estimated needs for Products during the period that begins in the following week and continues for at least the following nine (9) months immediately thereafter (the "Forecasted Period"). The estimated Product requirements during the first thirteen (13) weeks of the Forecasted Period shall be detailed on a week-by-week basis. The estimated Product requirements for the remainder of the Forecasted Period shall be detailed on at least a month-by-month basis.

        (b)  Effect of Forecast. All commitments for purchases of Products hereunder shall be made only upon an Iomega Purchaser's issuance of a Purchase Order pursuant to Section 6.3 (Purchase Orders). Except as specifically set forth in Section 6.2 (Committed Period) and in Article 7 (Liability for Components), Forecasts are non-binding and Iomega shall (i) have no obligation to issue any Purchase Orders for any quantity of Products; and (ii) only be responsible for components purchased by Venture to the extent provided for under Article 7 provided that such components are purchased within the Component Lead Times having regard to the Committed Period of Forecasts and Venture's obligations with respect to [**].

        6.2    Committed Period.

        (a)  The first eight (8) weeks of the Forecasted Period shall be referred to as the "Committed Period." Iomega Purchasers shall issue binding Purchase Orders for Products for the first two (2) weeks of the Committed Period. Except as set forth below in Section 6.2(b) (Flexibility), Iomega may not change the volumes or mixes of forecasted Products during the third through eighth weeks of the Committed Period in any subsequent Forecast without Venture's consent.

        (b)  Flexibility. For each of the third through eighth weeks of the Committed Period, Iomega may, in the next Forecast, increase or decrease the weekly forecasted volumes for the same week by up to [**] percent ([**]%) without charge or penalty. However, the aggregate percentage volume increase or decrease for any specific week within the Committed Period shall not exceed [**]%. Venture shall also permit Iomega to make Mix Changes within the Product Family that has been forecasted within the Committed Period at any time up to [**]% of the rolling 13 weeks forecasted quantity. All other changes to the forecasted volumes within the Committed Period that are beyond those previously described in this Section 6.2(b) (Flexibility) require Venture's consent, which shall not be unreasonably withheld or delayed. If Venture desires that Iomega bear any expediting cost for accommodating a change considered to be outside the flexibility requirements permitted under Section 6.2(b), Venture is to seek Iomega's approval for such expediting costs. Where Iomega approves such costs, Iomega shall pay Venture the same. If Iomega does not approve such costs, Venture shall not be obligated to accommodate the change. For the avoidance of doubt, this provision is subject to Section 7.4.

        (c)  Illustration.

            (i)  On January 1, Iomega issues a Forecast for one hundred (100) units of a given Product during each of the first thirteen (13) weeks in the Forecasted Period (covering January 8 through April 8). The first eight (8) weeks of the Forecasted Period (January 8 through March 4) represent the Committed Period.

          (ii)  The first two (2) weeks of the Committed Period (January 8 through January 21) are covered by Purchase Orders.

          (iii)  Each of the third through eight weeks of the Committed Period (January 22 through February 4) are subject to plus or minus [**] percent ([**]%) flexibility in a given week. When Iomega issues the next Forecast on January 8 and Purchase Orders, it may either (1) increase its Forecast up to a maximum of [**] percent ([**]%) of the Product volumes forecasted for January 22 through February 26 in the January 1 Forecast (i.e., up to [**]([**]) Products during each of those weeks); or (2) decrease its Forecast down to a minimum of [**] percent ([**]%) of the Product volumes forecasted for January 22 through February 26 in the January 1 Forecast (i.e., down to [**] Products during each of those weeks) and Venture is expected to support those changes. If changes are beyond those parameters the changes require mutual consent of the Parties.

          (iv)  The total change in any specific workweek will be capped at a maximum of plus or minus [**] percent (+/-[**]%) during the next four (4) weekly forecast updates.

          (v)  The ninth through thirteenth weeks (March 5 through April 8) and the remainder of the Forecast lie outside the Committed Period. When Iomega issues the next Forecast on January 8, it may alter the forecasted Product mixes and volumes for March 5 through April 8 and later periods without restriction.

        The foregoing cycle repeats for each subsequent weekly Forecast, except that each period of time described above shall be advanced by one week.

        6.3    Purchase Orders

        (a)  Two-Week Purchase Orders. Iomega Purchasers shall issue binding Purchase Orders for the first two (2) weeks of the Forecasted Period. Venture shall, within two (2) Business Days of receipt of the Purchase Order, acknowledge and honor any such Purchase Order to the extent that the Purchase Order reflects the mixes and volumes in the current Forecast, subject to the Section 6.2.(a) above. The terms of this Agreement shall exclusively govern all purchases of Products under this Agreement, and shall supersede any additional or inconsistent terms contained in any Purchase Order, order acknowledgment, invoice, or other documents.

        (b)  Advance Purchase Orders. From time to time, Iomega Purchasers may also issue Purchase Orders that require delivery of Product quantities beyond the first two (2) weeks of the current Forecasted Period. Venture shall use its best efforts to honor these Purchase Orders. If Venture desires that Iomega bear any expediting cost for accommodating such Purchase Order, Venture is to seek

Iomega's approval for such expediting costs. Where Iomega approves such costs, Iomega shall pay Venture the same. If Iomega does not approve such costs, Venture shall not be obligated to accommodate such Purchase Order. For the avoidance of doubt, this provision is subject to Section 7.4.

        (c)  Rescheduling of Purchase Orders. An Iomega Purchaser may reschedule up to [**]% of the total aggregate Purchase Order volume for the week up to fourteen (14) days after the original Delivery Date without charge or penalty. However no Purchase Order can be rescheduled more than once.

        (d)  Cancellations of Purchase Orders. If an Iomega Purchaser cancels a Purchase Order within [**] of the Delivery Date, then Venture's sole and exclusive remedy, and the Iomega Purchaser's entire liability, for such cancellation is [**]% of the total of the purchase price of the Products covered by the Purchase Order and the material liabilities as set forth in Section 7.4 (Excess Components). However, if an Iomega Purchaser shall issue a replacement Purchase Order of the same volume and Product Family within the same delivery week and the request for cancellation occurs before manufacture, Iomega shall have no liabilities to Venture.

        (e)  Iomega Purchasers. Each Iomega Purchaser shall have the right to issue Purchase Orders directly to Venture for fulfillment under the provisions of this Agreement. Upon receipt thereof by Venture, Venture shall fulfill such Purchase Orders under the same terms and conditions of this Agreement as if each such Iomega Purchaser submitted such Purchase Orders in the name of Iomega, and shall invoice the applicable Iomega Purchaser for orders fulfilled. All purchases made by Iomega Purchasers shall be aggregated for the purchase of determining all applicable volume discounts provided under this Agreement.

        6.4    Allocation.    Venture shall fulfill all conforming Purchase Orders according to the terms of this Agreement. In the event suppliers place certain components on allocation, Venture agrees to notify Iomega immediately and use its best efforts to assure proper allocations for Iomega production are achieved. Venture shall communicate any constraints or changes to commitment at least daily to Iomega. Information concerning potential missed deliveries within a two (2) week window must be immediately communicated through Supply Alert messages as needed to Iomega global planning and the Iomega Program Manager both telephonically and in writing. Longer-term constraints must be promptly communicated to Iomega global planning and the Iomega Program Manager.

        6.5    Installed Equipment Capacity.    The installed equipment capacity at the Penang Facility will provide for [**]% upside to quarterly forecast. Plant and supplier capacity will be tabulated quarterly together with its associated lead-time in bringing up additional capacity. Forecast for Products should adhere to the [**]% limitation of installed capacity and where there is a need of capacity exceeding the maximum quantity, Venture will consult Iomega on the need to install additional capacity. Refer to Exhibit P for the current installed capacity. Upside flexibility will also be provided through the use of overtime, split and overlapping shifts to cover peak demands. Iomega will be charged for overtime labor only in cases where Purchase Orders exceed flexibility parameters in Section 6.2(b) above.

ARTICLE 7—LIABILITY FOR COMPONENTS

        7.1    Unless the Parties otherwise agree in advance in writing, Venture and Iomega agree to the following financial liability. Iomega expects Venture to order material based on lead time and Iomega will be liable for the components, subassemblies and raw materials purchased within lead times set forth in Sections 7.3 and 7.4 below.

        7.2    Initial Purchase Inventories and Purchase Commitments at Closing.    The Parties acknowledge that there are open Purchase Order commitments and inventories of components, subassemblies and raw materials at the Penang Facility as at the Effective Date ("Open Purchase Commitments"). Venture shall use these Open Purchase Commitments to fulfill Purchase Orders submitted by Iomega Purchasers with effect from the Effective Date. If any such Open Purchase Commitments remain unconsumed, or if consumed Iomega failed to purchase the Products for which such Open Purchase Commitments were consumed within 8 weeks from the Effective Date, such Open Purchase Commitments shall be deemed to be and treated as "Excess Components" as defined in Section 7.4(a) and subject to the Parties' respective obligations under Section 7.4(b) and (c).

        7.3    Long Lead Time Components.

        (a)  The Parties acknowledge that certain Strategic Components and Non-Strategic Components may be subject to ordering lead times in excess of eight (8) weeks ("Long Lead Time Components"). If Venture must order any Long Lead Time Components in order to be able to fulfill any portion of a Forecast that lies outside of the Committed Period, Venture may notify Iomega of the situation and Iomega may, in its sole discretion, authorize Venture to order the necessary Long Lead Time Components. If Iomega elects to authorize Venture to order the Long Lead Time Components, such components shall be deemed "Authorized Long Lead Time Components."

        (b)  Refusals to Authorize Purchase. If Iomega refuses to authorize such purchase, then, notwithstanding any of Venture's obligations to accept and honor Purchase Orders pursuant to Article 6.3 (Purchase Orders), Venture shall be entitled to reject any subsequent Purchase Order that it cannot fulfill because it does not have the necessary Long Lead Time Components on hand, but would have had them on hand had Iomega not withheld authorization for Venture to order the necessary Long Lead Time Components.

        (c)  Responsibility for Excess Authorized Long Lead Time Components. If Iomega authorizes the purchase by Venture of Long Lead Time Components and then later fails to issue Purchase Orders for the forecasted Products for which Venture ordered the authorized Long Lead Time Components, then Venture's sole and exclusive remedy, and Iomega's entire liability, for Iomega's failure to issue such Purchase Orders shall be as follows:

            (i)  Mitigation. Venture shall immediately use its best efforts to mitigate by (1) canceling any outstanding orders for Authorized Long Lead Time Components (to the extent it is allowed to do so by the supplier without the payment of substantial penalties); (2) re-allocating, if possible, all Authorized Long Lead Time Components for use by other Venture customers in other manufacturing facilities, (3) returning Authorized Long Lead Time Components to the supplier (to the extent it is allowed to do so by the supplier without the payment of substantial penalties), or (4) selling excess Authorized Long Lead Time Components to a third party. If, after taking all of the foregoing mitigation measures, Venture is unable to recover its materials cost for the Authorized Long Lead Time Components (which shall for the avoidance of doubt include any penalties payable by Venture to the suppliers), Iomega shall reimburse Venture for such unrecovered costs of the authorized Long Lead Time Components plus MOH (MOH not to exceed [**]% of the invoice price of such excess authorized Long Lead Time Components). Where any mitigation measures by Venture pursuant to this paragraph (i) results in the unrecovered costs for which Iomega is required to reimburse Venture exceeding USD[**]in amount, Venture shall first obtain the written approval of the Iomega Program Manager (which approval shall not be unreasonably withheld or delayed) before carrying out such mitigation measures. The foregoing sentence shall not affect Iomega's reimbursement obligations set forth above.

          (ii)  Hold. Iomega may at any time direct Venture to hold the Long Lead Time Components in inventory to be used to fulfill future Purchase Orders. If Iomega does so, beginning three (3) months after the last date on which the Authorized Long Lead Time Components would have been used had Iomega submitted Purchase Orders in accordance with this Agreement for which those Authorized Long Lead Time Components would have been used to fulfill, Iomega shall pay an inventory carrying charge determined by applying an annual rate equal to LIBOR plus [**]% to the total value of the Authorized Long Lead Time Components being held by Venture. For purposes of the foregoing sentence, the total value of the Authorized Long Lead Time Components shall be the monthly averaged cost of materials of such components. Additionally, the applicable LIBOR rate shall be that rate in effect on the first business day of each month in which the provisions of this subsection apply. Venture will invoice Iomega on a monthly basis for any amounts due, and Iomega shall pay such amounts within [**] days after receipt of invoice. Venture shall use commercially reasonable efforts to use the Authorized Long Lead Time Components to fulfill future Purchase Orders issued by Iomega. Venture shall not in any event be obliged to hold any Authorized Long Lead Time Components for more than a total of nine (9) months and if any Authorized Long Lead Time Component remain unused after this period, Iomega shall at Venture's request purchase the authorized Long Lead Time Components at a price equal to that paid by Venture to the supplier of such Authorized Long Lead Time Components (without prejudice to Iomega's obligation to pay the inventory carrying charge as aforesaid) in which event Iomega shall own and have the right to control the disposition of such Long Lead Time Components.

        7.4    Excess Components.

        (a)  For purposes of this section, "Excess Components" means components, subassemblies or raw materials that were ordered by Venture to fulfill Iomega's requirements in respect of any Committed Period or to comply with Venture's obligations with respect to [**] under this Agreement, but were in the event not consumed, or if consumed, Iomega failed to purchase the Products for which such components were consumed.

        (b)  Mitigation. Venture shall immediately use its best efforts to mitigate by (1) canceling any outstanding orders for Excess Components (to the extent it is allowed to do so by the supplier without the payment of substantial penalties); (2) re-allocating, if possible, all Excess Components for use by other Venture customers in other manufacturing facilities, (3) returning Excess Components to the supplier (to the extent it is allowed to do so by the supplier without the payment of substantial penalties), or (4) selling Excess Components to a third party. If, after taking all of the foregoing mitigation measures, Venture is unable to recover its materials cost for the Excess Components (which shall for the avoidance of doubt include any penalties payable by Venture to the suppliers), the Iomega Purchaser shall reimburse Venture such unrecovered costs of the Excess Components plus MOH (MOH not to exceed [**]% of the invoice price of such Excess Components). Where any mitigation measures by Venture pursuant to this paragraph (i) results in the unrecovered costs for which Iomega is required to reimburse Venture exceeding USD[**] in amount, Venture shall first obtain the written approval of the IOM Program Manager (which approval shall not be unreasonably withheld or delayed) before carrying out such mitigation measures. The foregoing sentence shall not affect Iomega's reimbursement obligations set forth above.

        (c)  Hold. Iomega may at any time direct Venture to hold the Excess Components in inventory to be used to fulfill future Purchase Orders. If Iomega does so, beginning three (3) months after the last date on which the Excess Components would have been used had Iomega submitted Purchase Orders in accordance with this Agreement for which those Excess Components would have been used to fulfill, Iomega shall pay an inventory carrying charge determined by applying an annual rate equal to LIBOR plus [**]% to the total value of the Excess Components being held by Venture. For purposes of the foregoing sentence, the total value of the authorized Excess Components shall be the monthly averaged cost of materials of such components. Additionally, the applicable LIBOR rate shall be that rate in effect on the first business day of each month in which the provisions of this subsection apply. Venture will invoice Iomega on a monthly basis for any amounts due, and Iomega shall pay such amounts within [**] days after receipt of invoice. Venture shall use commercially reasonable efforts to use the Excess Components to fulfill future Purchase Orders issued by Iomega. Venture shall not in any event be obliged to hold any Excess Components for more than a total of nine (9) months and if any Excess Component remain unused after this period, Iomega shall at Venture's request purchase the Excess

Components at a price equal to that paid by Venture to the supplier of such Excess Components (without prejudice to Iomega's obligation to pay the inventory carrying charge as aforesaid) in which event Iomega shall own and have the right to control the disposition of such Excess Components.

        7.5    Other Cases.    Except as specifically set forth in this Article 7 (Liability for Components), Venture shall have sole and exclusive responsibility for all Strategic Components and Non-Strategic Components which are ordered by Venture to fulfill actual and anticipated Purchase Orders, and Iomega shall have no liability whatsoever for any unused component inventory.

ARTICLE 8—PRODUCTION

        8.1    Production.    Venture shall manufacture, procure components for, test, package, and prepare for shipment all Products that are the subject of a Purchase Order in strict conformity with the applicable Process Management Plan, Quality Management Plans, and any other applicable section of an applicable Product Addendum that controls the procurement, manufacture, test, packaging, and shipment preparation of any Product. The location for such manufacturing and other activities shall be at the Penang Facility (unless otherwise agreed in writing between the Parties). Venture shall (a) provide all Included Core Services and any applicable Optional Services that are mutually agreed upon by the Parties in accordance with this Agreement; (b) provide Iomega with a two-week rolling shipment forecast on a daily basis and a recovery plan if there is any production backlog; (c) inspect all Products prior to shipment to Iomega to determine whether such Products meet the agreed upon process controls, test yields, end-of-line audits and out-of-box audits; and (d) provide Iomega with timely access to process and quality data in accordance with EXHIBIT H (IT INFRASTRUCTURE AND SUPPORT).

        8.2    Source Verification.    Iomega or its authorized agent may perform reasonable source verifications and quality assurance audits at the Penang Facility at a time agreed upon by both Parties. Each Party shall bear their respective costs incurred in connection with any such audit.

        8.3    Materials Management.

        (a)  Venture shall purchase materials to manufacture Products for Iomega solely from suppliers on the Approved Vendor List. Venture will use reasonable efforts to identify alternate suppliers for the purposes of improving cost, quality, lead-time and availability, which in the case of suppliers of Strategic Components and any components denominated "critical" in the applicable Quality Management Plan, shall be subject to Iomega's approval, which shall not be unreasonably withheld or delayed.

        (b)  Non-Strategic Components. Venture shall be responsible for all aspects of the Sourcing and Commodity Management (as further described in the SLA) for Non-Strategic Components.

        (c)  Strategic Components. For Strategic Components, Iomega shall maintain strategic account management responsibilities, such as contracts, pricing, quality, die banking, supplier [**] management (including budgeting of [**] cost), assurance of supply and business performance feedback. Unless otherwise mutually agreed between the Parties, Venture shall issue applicable forecasts, purchase and be responsible for payment of Strategic Components under Iomega's supply agreements with suppliers of Strategic Components, perform incoming inspections of such Strategic Components, maintain inventory of Strategic Components, track shipments, provide supplier quality and business performance data to Iomega, but shall not otherwise be responsible or liable for Iomega's obligations under such supply agreements. Iomega shall seek the consent of its suppliers to providing copies of the agreements to Venture, and to the extent permitted, Iomega shall provide Venture with copies of all such supply agreements, and in the event that any such supply agreements increase Venture's operating costs, Venture shall be entitled to recover the increased costs from Iomega. In addition, Venture shall not have any liability whatsoever to Iomega in respect of any defective Strategic Component purchased by

Venture hereunder or any breach by the supplier of its obligations under the supply agreement (including any late or non delivery of any Strategic Component) unless Venture has a right to bring an action against the supplier for such defective Strategic Component or breach. The Parties shall use reasonable efforts to assist each other in pursuing any such claim against the supplier.

        8.4    [**].    At all times during the term of this Agreement, Venture will maintain the following [**]("[**]") for the following [**] in the following [**]: (a) the for all Products for the next [**] weeks of the Committed Period; (b) the [**] for all Products for the next [**] of the Committed Period; and (c) [**]% of the rolling [**] forecast. [**] shall be maintained by Venture, at its sole cost and expense subject to Section 7.4. [**] will be utilized on a FIFO basis.

        8.5    [**] and [**].    Venture shall maintain a [**] and [**] in accordance with EXHIBIT J ([**] AND [**]). The Parties agree to review the [**] and [**] every six (6) months as part of the QBR process.

        8.6    Quality Issues.    Should either Party become aware of any quality issues, design or manufacturing defect, or other issues, whether or not supplier-related, which may impact Venture's compliance with the Product Specifications hereunder, then such Party shall promptly notify the other Party of the nature of such issues and provide the known technical details. Iomega reserves the right to suspend Product shipments until resolution of any of the above issues.

        8.7    [**].    Certain Iomega [**] and equipment (the "Iomega [**]") will be loaned to Venture for use in its performance of its obligations under this Agreement. Iomega [**] shall also include such other [**] and equipment which in the future may be provided to Venture for its use in the performance of its obligations under this Agreement. Venture agrees to (a) maintain possession of and direct control over the Iomega [**] on the premises of the Penang Facility; (b) use the Iomega [**] solely for the purposes of manufacturing Products for Iomega Purchasers as set forth in this Agreement; and (c) preserve and maintain the Iomega [**] in good repair and working order. Upon the termination or expiration of this Agreement, Venture will return the Iomega [**] to Iomega at Iomega's expense in the same condition that the Iomega [**] was received (except for reasonable wear and tear). The above provisions shall not apply to any Iomega [**] which is used or located otherwise than at the Penang Facility ("Supplier [**]"). Venture shall use reasonable efforts to ensure that such Supplier [**] is preserved and maintained in good repair and working order and are returned to Iomega at Iomega's expense in the same condition that the Supplier [**] was received (except for reasonable wear and tear) upon the termination or expiration of this Agreement. Venture agrees and acknowledges Iomega retains exclusive right, title, and ownership in and to the Iomega [**] and Supplier [**]. The Iomega [**] and Supplier [**] is listed in EXHIBIT N ([**]). Supplier [**] shall also include such other [**] and equipment which in the future may be provided to suppliers for use by the supplier with respect to the manufacture of Products under this Agreement. Venture and Iomega shall maintain an up to date listing of all Iomega [**] and [**] which shall be reviewed, as necessary, at the QBRs.

ARTICLE 9—DELIVERY AND ACCEPTANCE

        9.1    Packaging.    Venture shall be responsible for packing, labeling, part marking and cartage of all Product shipments. Venture shall ensure that all Product is packaged in compliance with the requirements set forth in the applicable Product Specifications and SLA. Upon written request by Iomega, Venture shall provide to Iomega drawings and sketches of shipping containers and the palletization plan for each Product that is to be shipped to Iomega.

        9.2    Delivery and Title

        (a)  Delivery Point. Unless otherwise agreed by the Parties, delivery shall be EXW Penang Facility (Incoterms 2000).

        (b)  Risk of Loss. Venture shall be responsible for any loss or damage to Products due to Venture's failure to pack the Products in accordance with the packaging requirements that are set forth in the applicable Product Specifications and SLA.

        (c)  Delivery Mechanics. Venture shall provide all documentation necessary for Iomega to export the product. Venture shall provide advance ship notice to Iomega Purchaser. Venture shall provide and support serial number traceability for all Product shipments, including support of tracking software and providing internet-accessible serial number database information.

        9.3    Late Deliveries.    Venture shall deliver Products to Iomega Purchasers on or before the Delivery Date specified in the Purchase Order at the Penang Facility; provided that for weekly Purchase Orders delivery is not considered late if [**]% of the cumulative weekly volume is delivered by Saturday. In the event of any delays to the scheduled Delivery Date, and without limiting Iomega's other rights and remedies hereunder, Venture shall immediately notify the Iomega Purchaser of such delay and shall work diligently to remedy such delay immediately. Venture shall reimburse Iomega for Iomega's use of expedited means to ship the Products caused by any such delay, including any customs charges for expedited clearance. In the event of a delay in delivery of more than [**] weeks from the Delivery Date, Iomega may cancel or reschedule the affected order in its sole discretion without further liability under this Agreement. This Section 9.3 (Late Deliveries) does not apply in the event the delay is caused by Iomega's breach of its obligations under this Agreement or a Force Majeure Event.

        9.4    Acceptance.    After receipt of a Product shipment, and notwithstanding any prior inspection of the shipment at the Penang Facility, the Iomega Purchaser shall have a reasonable period of time, not to exceed three (3) Business Days, to reject the shipment for non-conformity to the Product Specifications. If the Iomega Purchaser determines that any Product fails to conform to the warranties provided for in Section 12.1, the Iomega Purchaser will be entitled to reject the Product by promptly giving Venture written notice containing sufficient details of such nonconformity and Venture shall (a) provide a Return Material Authorization number ("RMA number") to the Iomega Purchaser within two (2) Business Days; and (b) immediately ship a conforming replacement Product to the Iomega Purchaser. Within thirty (30) Calendar Days, the Iomega Purchaser shall return the rejected Product to Venture, at Venture's expense, in conformity with Venture's RMA process. However, if Venture's examination of the rejected Product discloses that such Product is in fact not defective or that the defects notified by Iomega were not caused by workmanship or defective material, (i) Venture shall immediately ship such Product to the relevant Iomega Purchaser at such Iomega Purchaser's risk; (ii) Iomega shall pay Venture the shipping costs to return the Product to the relevant Iomega Purchaser; and (iii) Venture shall bill Iomega Purchaser the replacement Product shipped.

        9.5    Performance Measures.    Venture shall monitor and track performance of its obligations under this Agreement as measured by the KPI and PI standards for services performed, and, on a monthly basis, shall deliver to Iomega a report detailing Venture's compliance with all KPI and PI standards. The Parties shall discuss any failures of Venture to adhere to applicable KPI and PI standards at each QBR.

        9.6    Critical Delivery KPI.    Without prejudice to Section 9.3, if Venture fails to meet any KPI relating to its obligation as defined in Exhibit Q (KPI), or to deliver complete shipments of Products on time or within the time periods set forth in Section 9.6(b), including late or incomplete delivery ("Critical Delivery KPI"), then, in addition to the provisions of Article 15, the following provisions will apply:

          (a)  [**]. If Venture fails to meet a Critical Delivery KPI due in whole or in part to [**] ("[**]") to fulfill a Purchase Order, Iomega shall have the right to, in the case of [**] for which Venture [**], require Venture to [**] specified in the table below; and in the case of [**] or any other [**] for which Venture is [**], require Venture to [**] set forth in the table below. Venture will determine [**] necessary to meet the build schedule for all Products over the number of weeks specified in the table below, and either [**] at, or [**], such minimum quantity.

[**]	[**]	[**]
[**]	Increase to [**] supply	Increase [**] [**] supply
[**]	Increase to [**] supply	Increase to [**] [**] supply
[**]	Increase to [**] supply	Increase to [**] [**] supply

Venture shall be obligated to maintain the [**] at the levels set forth in this Section 9.6(a) ([**])until it successfully demonstrates compliance with all Critical Delivery KPIs for [**]. Notwithstanding the foregoing, at all times during the term of this Agreement, Venture shall maintain the minimum [**] specified in Section 8.4 ([**]). This Section 9.6(a) is without prejudice to Iomega's obligations under Section 7.3 and Section 7.4.

          (b)    Price Reductions.    For the late shipments, Venture shall pay Iomega the applicable percentage amount set forth below times the total invoice price for all Product represented by such delay in delivery. At the election of Iomega, such amount may be billed to Venture or set off against any amounts due to Venture.

Delay in Delivery (per the PO Delivery Date)	Applicable Percentage Reduction to Invoice Price
Over [**] and up to [**]	[**] percent ([**]%)
Over [**] and up to [**]	[**] percent ([**]%)
Over [**]	[**] percent ([**]%)

          (c)    Penalty.    If during any quarter (any period of three months) more than [**]% of Products are delivered late, then Venture shall pay Iomega an additional amount equal to [**] percent of the invoice price of the Product delivered late. For purposes of this subsection, late delivery is measured by reference to the Delivery Date specified in the applicable Purchase Order and by reference to the provisions of Section 9.3. Additionally, for purposes of calculating the percentage of Product delivered late in a quarter, all Product delivered late in a given quarter shall be divided by all Product delivered in a given quarter.

          (d)    Exception.    The provisions of Sections 9.6 (a), (b) and (c) shall not apply to the extent that any delay is caused by [**] obligations under this Agreement [**].

          (e)    Remedies.    Without limiting Iomega's rights and remedies otherwise provided for in this Agreement, the provisions of Sections 9.3 and 9.6 [**], for any late or incomplete delivery of Products. For the avoidance of doubt, the foregoing provision does not in any way limit or affect Iomega's rights and remedies under Article 15.

ARTICLE 10—PRICES AND PAYMENT TERMS

        10.1    Pricing Quarters.    For purposes of this Agreement, a "Pricing Quarter" means a fiscal quarter that corresponds to Iomega's fiscal quarters, provided, however, that the first Pricing Quarter ("Pricing Quarter 1") will commence on the day following the Completion Date as such term is defined in the Stock Purchase Agreement.

        10.2    Basic Pricing Formula

        (a)  Manufacturing Cost. For purposes of this Agreement, "Manufacturing Cost" shall mean (a) the sum of the (i) [**] associated with the manufacture of all Existing Products; and (ii) [**] associated with the manufacture of all Existing Products; divided by (b) the [**]; and as per set forth in

EXHIBIT C provided, however, that [**] upon by the Parties at a previous QBR. For purposes of the foregoing, Manufacturing Cost [**] the Manufacturing Cost [**] and other products hereunder.

        (b)  Formula. By the beginning of each Pricing Quarter, the price of each Existing Product ([**]) will be determined by means of the following pricing formula, based upon the cost tables and other figures set forth in EXHIBIT C (PRICING):

          (a)  the [**] Existing Product in question; plus

          (b)  the [**]; plus

          (c)  [**] ([**]%) multiplied by the sum of (i) and (ii).

        10.3    Pricing Volumes.

        (a)  Zip Drives. During Pricing Quarter 1, the Pricing Volume for drives will be [**] ([**]) units. During Pricing Quarters 2, 3, 4, 5, and 6, the Pricing Volume will be [**] ([**]) units.

        (b)  Zip Cartridges. During Pricing Quarters 1 through 6, the Pricing Volume for Zip cartridges will be [**] ([**]) units.

        (c)  Pricing for other products and services is contained in Exhibit C.3 to C.5.

        10.4    Pricing Quarters 3 - 6.

        (a)  Zip Drives. During Pricing Quarters 3 through 6, Venture will be required to make [**] in fixed costs for drive manufacturing (used for calculating the Manufacturing Cost) equal to [**] Percent ([**]%) of the fixed spending level at the end of Pricing Quarter 2 as shown in Exhibit C. This is the agreed upon starting point for all fixed cost [**]. Each [**] provided in a Pricing Quarter is [**] provided in all prior Pricing Quarters. Such [**] are as follows:

Pricing Quarter	3		4		5		6
[**]	[**]	%	[**]	%	[**]	%	[**]	%

        10.5    (b)    Zip Cartridges.    During Pricing Quarters 3 through 6, Iomega shall allocate [**]% of the total worldwide requirement on an annual basis of Zip Cartridges to Venture and Venture will be required to make [**] in the total product costs excluding materials and depreciation by Pricing Quarter 6 equal to [**] Percent ([**]%) of these same costs at the end of Pricing Quarter 2 as shown in Exhibit C. This is the agreed upon starting point for all product cost [**]. [**] Product costs are expected to begin in Quarter 3 in a pattern similar to that outlined above for Zip Drives. Pricing Quarter 7 and Beyond. Beginning in Pricing Quarter 7 and for each Pricing Quarter thereafter, the Parties will agree upon a level of fixed spending to be used for calculating Manufacturing Cost and Pricing Volume for the upcoming Pricing Quarter. The price of each Existing Product shall be determined using the basic pricing formula set forth above in Section 10.2 (Basic Pricing Formula). In no event will the price for any Existing Product in Pricing Quarter 7 or any subsequent Pricing Quarter exceed the pricing for such Existing Product in the immediately preceding Pricing Quarter, assuming similar volumes. The Parties agree that the price shall [**] the Existing Products to the Iomega Purchaser, and that [**] to the Iomega Purchaser in connection with the sale of an Existing Product. Venture shall use its reasonable, good-faith efforts to [**] for Zip Drives by [**] percent ([**]%) per Pricing Quarter for [**] of up to [**] percent ([**]%) per year. Venture shall use its reasonable, good-faith efforts to [**] for Zip cartridges by [**] percent ([**]%) per year. [**] on at least [**]% of the [**] over the term of this Agreement as [**] from time to time. Iomega [**] which would [**] at least [**]% of [**] based on the [**]. For the avoidance of doubt, it is understood and agreed that Iomega may [**] to any [**], but will [**].

        10.6    Volume True-Ups For Zip Drives and Zip Disks.    If, at the end of a Pricing Quarter, the actual volume of Existing Products (drives and cartridges) supplied to Iomega during such Pricing

Quarter (the "Actual Volume") does not vary by more than [**] percent ([**]%) for Zip Drives and [**]([**]%) for Zip Cartridges of the Pricing Volume, then [**]and the remainder of this section shall be inapplicable. However, if at the end of a Pricing Quarter, the Actual Volume supplied within the Pricing Period varies by more than [**] percent ([**]%) for Zip drives or [**] ([**]%)for Zip Cartridges of the Pricing Volume, then the Parties agree [**] for the Existing Products delivered during such Pricing Quarter using the basic pricing formula in Section 10.2 (Basic Pricing Formula), with the exception of substituting the Actual Volume for the Pricing Volume in the denominator. Venture will calculate the difference between the actual amounts previously paid for the Existing Products and the amount that should have been paid based on [**], and will submit a report to Iomega detailing any difference within [**] days after the end of the Pricing Quarter in question. To the extent that there is an underpayment, Iomega will pay the difference to Venture within [**] days after receipt of such report. To the extent that there is an overpayment, Venture will pay the difference to Iomega within [**]) days after Iomega's receipt of such report. The Parties agree and acknowledge that the Pricing Volume is to be used solely for establishing the price of Existing Products, and shall not constitute a forecast or a commitment by Iomega to purchase such volumes.

        10.7    New Products.    For each New Product, the Parties shall agree in the Product Addendum for such New Product whether the New Product shall be treated as an Existing Product for purposes of pricing, and if not, upon a new price and pricing model for the New Product.

        10.8    Cost [**]

        (a)  Generally. Venture shall implement an [**] program that [**] included in and [**] for the Product, and shall [**] by means [**]. The Parties agree that [**] that (a) [**] that is established by Iomega; or (b) [**]; Iomega shall [**]after their implementation. For all other cost reductions implemented by Venture, (i) Venture shall [**] of the benefit of Venture-initiated cost reductions for a period of [**] after their implementation; and (ii) Venture shall provide [**] to Iomega for the same period. After such period, Iomega shall receive from Venture [**] ([**]%) of the benefit of such cost reductions.

        (b)  Targets. Venture shall use reasonable efforts to achieve the following Zip Drive [**] targets:

            (i)  An to be implemented on a quarterly basis in per Pricing Quarter; and

          (ii)  [**], to be implemented on a quarterly basis in [**] per Pricing Quarter.

        10.9    Price Reviews

        (a)  QBRs. At each QBR, the Parties shall [**] based on market conditions, manufacturing economies of scale, lower material costs, currency rate fluctuations, or any other reasonable factors. The Parties shall also agree upon the maximum BOM Costs for each Product during the following Pricing Quarter. At each QBR, Venture shall inform Iomega of the efforts made during the previous Pricing Quarter to meet the [**] targets set forth in Section 10.8 ([**]) above, provide to Iomega information documenting its past efforts, and shall discuss its plans to achieve [**]. BOM costs are subject to open book pricing for both historical costs and projected future costs. The Parties agree that a change in anticipated future production volumes, either up or down, to levels outside of the Pricing Volume plus or minus [**]% necessitates a review of future fixed spending levels. Iomega shall present information at a regularly scheduled QBR outlining the anticipated volumes that meet this change definition for the next Pricing Quarter and beyond. Venture agrees to present a fixed spending plan at the next regularly scheduled QBR which addresses the requirements of the new expected volumes. This plan shall include, but not be limited to, changes in manning and spending levels, the cost impact of these changes, and lay-off related expenses. The Parties shall agree on this plan with the expectation that cost changes will start being implemented during the Pricing Quarter immediately following this QBR.

        (b)  Capital Expenditures. Capital equipment spending for all unique equipment and software that may be required for manufacturing of Products, as part of in-line assembly and test stations, and is used to support an increase in manufacturing capacity for the Products or any additional Products, shall be negotiated between the Parties from time to time as the need for such capital equipment arises. All other non-unique equipment and software for the same purpose shall be considered as a normal Venture cost of doing business.

        (c)  No Taxes. The Parties agree that no taxes will be used or considered in calculating the purchase price of Products.

        10.10    Payment Terms.    Payment terms are net [**] Calendar Days after shipment of Products by Venture. All payments for undisputed invoices shall be made by the Iomega Purchaser to Venture by wire transfer. In the event any Iomega Purchaser fails to make payments as per this Agreement, Iomega will be liable for all obligations of the Iomega Purchaser under this Agreement.

        10.11    Audit Rights.    Iomega shall have the right, during normal business hours and upon prior appointment made with Venture (which will not be unreasonably delayed) to (either directly or through an authorized representative) inspect Venture's records as they relate to the manufacture and sale of Product to verify the costs used in pricing calculations, and Venture's compliance with all other terms and conditions of this Agreement. Such audit shall be conducted no more frequently than on a quarterly basis. Iomega shall bear the costs of any such audit unless an audit reveals a discrepancy in excess of five percent (5%) of the total costs used to calculate pricing, or the material breach of this Agreement by Venture, which in such case Venture shall reimburse Iomega, upon request, for all reasonable expenses incurred for such review and pay all amounts for which Iomega has been overcharged by Venture, or in the case where Iomega was undercharged, Iomega shall pay Venture the amount undercharged upon demand.

        10.12    Supplemental Payment.    In addition to the pricing provided for under this Agreement, Iomega shall pay Venture the total sum of USD$[**] which shall be payable in six (6) installments of USD$[**], the first installment of which is due on December 31, 2002 and the remaining five (5) individual installments each to be due on the last day of each calendar quarter thereafter following. Iomega's obligations under this Section 10.12 shall survive any termination of this Agreement.

ARTICLE 11—SERVICE PARTS

        Venture shall promptly notify Iomega in writing whenever a Service Part manufacturer announces "end-of-life" for a spare part. Venture shall permit Iomega Purchasers to purchase their estimated requirements for Service Parts beyond the period of time in which Venture is required to stock parts for ongoing production requirements. Iomega and Venture shall work in a cooperative effort to determine the most economical order quantity for purchase by Venture of Service Parts and when to make last time buys for purchased parts and manufactured parts based on such factors as cost to manufacture, component and material availability and inventory carrying costs.

ARTICLE 12—PRODUCT WARRANTY

        12.1    Warranty.    Subject to the terms and conditions of this Agreement, Venture warrants that each Product delivered to an Iomega Purchaser shall be new, and free and clear of all liens, encumbrances and security interests, and that for a period of fifteen (15) months beginning upon the date of delivery, each Product shall (a) conform in all respects to the Product Specifications; (b) have been manufactured in strict accordance with the applicable Quality Management Plan and Process Management Plan; and (c) be free from defects in materials, and workmanship.

        12.2    Warranty Remedies.    Baseline Failure Rate. For End-user warranty returns of any Products that occur during any calendar month, Venture shall have no obligations under this Agreement to

Iomega with respect to nonconforming Products within a Product Family if the cumulative amount of all warranty claims made during such month with respect to the Products within such Product Family falls within the applicable parts and workmanship Individual Moving Range (IMR) control limits for such month. Venture will be responsible for a corrective action plan and reimbursement of all defective Products that exceed the UCL (upper control limit) for workmanship and parts as set forth in EXHIBIT L (BASELINE FAILURE RATES). To the extent that the defective Products exceed the UCL, the Iomega Purchaser shall be entitled to a full and immediate credit for such non-compliant Product, plus all reasonable warranty processing costs and freight that are incurred by such Iomega Purchaser for such non-compliant Product. At the Iomega Purchaser's option, the Iomega Purchaser may issue a replacement Purchase Order, in which case Venture shall replace all defective components and materials within thirty (30) Calendar Days. Upon Venture's request, the Iomega Purchaser shall return the defective Products, at Venture's cost, to a shipping point designated by Venture.

        12.3    No Defect Found.    If Venture is unable to find any defect, or reproduce a nonconformity to the warranty set forth above (a "Defect") in a component or material returned by an Iomega Purchaser under warranty after using reasonable efforts to do so, the Parties shall cooperate in good faith to find the cause of such defects and take remedial measures. If Venture's examination of the returned Product discloses that there are no defects as a result of workmanship or parts as per clause 12.2 or the defects were caused by accident, abuse, neglect, alteration, improper testing, improper installation or improper use, (i) Venture shall return such Product to the relevant Iomega Purchaser at such Iomega Purchaser's risk and (ii) Iomega shall pay Venture the expenses incurred by Venture in connection with the return to Venture and shipment to the Iomega Purchaser of the returned Product.

        12.4    Epidemic Failures.

        (a)  Venture further warrants against Epidemic Failures of Products during the warranty period. "Epidemic Failure" shall mean any situation in which: (i) the overall hardware failure rate have unacceptable statistically significant deviations from normal run rates of the quality metrics used in this Agreement; or (ii) a single class of hardware failure resulting from the same cause contributes to an unacceptable statistically significant deviation from normal run rates of the quality metrics used in this Agreement. A hardware failure is failure due to workmanship and component. For purposes of the foregoing, unacceptable statistically significant deviations from normal run rates refers to out-of-controls conditions where the UCL (upper control limit, 3-sigma limit) of IMR charts for the individual failure mode causes has been exceeded as set forth in EXHIBIT L (BASELINE FAILURE RATES).

        (b)  Notification. In the event of a suspected Epidemic Failure, Iomega shall promptly notify Venture, and shall provide the following information, if known and as may then exist: a description of the defect, and the suspected lot numbers, serial numbers or other identifiers, and delivery dates of the defective Products. Iomega shall also make available to Venture samples of the defective Products for testing and analysis.

        (c)  Corrective Action. Within five (5) Business Days of receipt of notice from Iomega, Venture shall provide its preliminary findings regarding the cause of the failures. Thereafter, Venture shall promptly provide the results of its root cause corrective analysis, its proposed plan for the identification of and the repair and/or replacement of the affected Products, and such other appropriate or desirable information. The Parties shall also cooperate and work together to expeditiously devise and implement a corrective action program which identifies the defective units for repair or replacement, and which minimizes disruption to the end users and Iomega's direct and indirect distribution channels.

        (d)  Costs. In the event of an Epidemic Failure, Venture shall be responsible for: (a) at the Iomega Purchaser's option, either (i) replace the defective Products or (ii) issue a credit or refund to the Iomega Purchaser in an amount equal to the cost to the Iomega Purchaser for qualified, nondefective replacement Products that are reasonably acceptable to the Iomega Purchaser; (b) reasonable labor costs (and associated housing and travel costs) to replace the defective Products; (c) reasonable freight and transportation costs incurred in connection with the replacement of the defective Products (and the larger product in which the Product is incorporated if the Product cannot be separated without undue inconvenience or disruption to the end user); and (d) all other reasonable out of pocket costs for corrective actions.

        (e)  Publicity. In the event that Iomega determines that it needs to undertake a product recall to remedy an Epidemic Failure, Iomega shall notify Venture of such recall and provide details of such planned recall to Venture. Any public release regarding an Epidemic Failure by either Party must first be approved by the other Party which approval shall not be unreasonably withheld, and must be promptly given.

ARTICLE 13—INTELLECTUAL PROPERTY

        13.1    Ownership.    As between Iomega and Venture, (a) all Products and Iomega Technical Information, (b) any and all designs, discoveries, inventions, products, computer programs (including source code and firmware), tooling, procedures, improvements, developments, drawings, works of authorship, specifications, data, memoranda, notes, documents, manuals, information, and other items made, authored, conceived or developed by or for Iomega, whether alone or with others, which are unique or specific to (i) the Products, (ii) the manufacture thereof or (iii) any services provided by Venture under this Agreement, and (c) any Intellectual Property Rights used or embodied in any of the foregoing (collectively, "Iomega Intellectual Property"), shall be the sole property of Iomega. Venture acknowledges and agrees that, as between the parties, Iomega is and shall be the sole and exclusive owner of all right, title, and interest in and to the Iomega Intellectual Property, and that Venture acquires no interests under this Agreement to the Iomega Intellectual Property, other than the limited interests specifically granted in this Agreement. Venture hereby assigns and transfers to Iomega all worldwide right, title and interest in and to the Iomega Intellectual Property which may be held by Venture. Venture warrants that all Iomega Intellectual Property made, authored, conceived or developed by Venture for Iomega shall be owned exclusively by Iomega, free of any and all third party claims, regardless of the author or inventor. Iomega shall have the sole right to obtain and to hold in its own name any copyrights, patents, mask work rights, trademark registration, or other legal protection as may be appropriate to Iomega Intellectual Property and any derivatives thereof. Iomega shall have the sole right to determine the method of protection for any such Iomega Intellectual Property, including the right to protect the same as trade secrets, to use and disclose the same without prior patent application or to file registration for copyright, patent, mask work rights, or trademark in its own name, as Iomega deems appropriate in its sole and absolute discretion.

        13.2    Background Technical Information and IPR.    Nothing in this Agreement shall affect either Party's respective ownership rights to Background Technical Information and Background IPR.

        13.3    Further Assurances.    Venture shall, without additional compensation: (a) disclose promptly in writing and deliver to Iomega all Iomega Intellectual Property, and (b) cooperate with and assist Iomega or Iomega's designee to apply for and to execute at Iomega's cost any applications and/or assignments reasonably necessary to obtain or perfect any patent, mask work right, copyright, trademark, or other statutory protection anywhere in the world for such Iomega Intellectual Property in Iomega's name, as Iomega deems appropriate. Venture shall obtain from its employees, agents and contractors written agreements that shall permit Venture to comply fully with these provisions. If Venture's assignment under Section 13.1 (Ownership) is precluded by law or otherwise ineffective, Venture hereby grants to Iomega a fully paid-up, worldwide, unrestricted and perpetual license under all Intellectual Property Rights to use, reproduce, modify and distribute any material pertaining to any Iomega Intellectual Property to which Venture has rights that is necessary for the full and unrestricted enjoyment, production, distribution (through multiple tiers of distribution) or use of any Iomega Intellectual Property, including the right to make, have made, use and sell Products.

        13.4    Manufacturing License Grant.    During the term of this Agreement and subject to the terms and conditions set forth in this Agreement, Iomega hereby grants to Venture an irrevocable, nonexclusive, non-transferable, non-sublicensable right and license under Iomega's Intellectual Property Rights (which shall include the information set out in Clause 10.6 of the Stock Purchase Agreement) to (a) make Products at the Penang Facility solely for sale to Iomega Purchasers, sell and offer to sell such Products solely to Iomega Purchasers in accordance with this Agreement; and (b) use internally and reproduce Iomega Technical Information solely as necessary for the purpose of manufacturing Products intended for sale and delivery to Iomega Purchasers in accordance with this Agreement. Any tooling or other equipment provided to Venture by Iomega will be used by Venture solely for the benefit of Iomega.

        13.5    Iomega-Unique Features.    Venture shall not, without Iomega's written consent, manufacture, sell, distribute or otherwise transfer any Product to any third party, or any products containing elements, features or characteristics (a) furnished or developed by Iomega, (b) developed by Venture under or in the course of providing services under this Agreement where such products contain elements, features or characteristics which are unique or specific to the Product, (c) based upon Iomega Technical Information, or (d) otherwise using or embodying any Intellectual Property Rights of Iomega. Nothing in this Agreement shall preclude Venture from utilizing in the manufacture of products for third parties any Background Technical Information and Background IPR of Venture.

        13.6    Licensed Software Grant.    During the term of this Agreement and solely for use in connection with this Agreement and subject to the terms and conditions set forth in this Agreement, Iomega hereby grants to Venture an irrevocable, non-exclusive, non-transferable, non-sublicensable right and license to:

          (a)  replicate and distribute solely in object code form as part of the applicable Products, such Iomega software as Iomega may provide to Venture for inclusion in specified Products; and

          (b)  use internally solely in object code form, such software as Iomega provide to Venture for use in manufacture and testing of the Products, solely in connection with the manufacture and testing of the Products.

        13.7    Firmware License Grant.    During the term of this Agreement and subject to the terms and conditions set forth in this Agreement, Iomega hereby grants to Venture a irrevocable, non-exclusive, non-transferable, non-sublicensable license to reproduce such firmware as Iomega may provide for inclusion in Products, solely as necessary to assemble and test the Products, and to distribute such firmware solely as integrated into the Product.

        13.8    Restrictions.    Venture agrees not to (a) modify, adapt, alter, translate, or create derivative works from any software or firmware provided by Iomega; (b) merge the any software or firmware provided by Iomega with other software; (c) sublicense, lease, rent, loan, or otherwise transfer any software or firmware provided by Iomega to any third party, (d) reverse engineer, decompile, disassemble, or otherwise attempt to derive the source code for any software or firmware provided by Iomega; or (e) otherwise use, reproduce, display, perform, or distribute any software or firmware provided by Iomega under this Agreement except as expressly allowed under this Article 13 (Intellectual Property).

        13.9    Documentation.    During the term of this Agreement and subject to the terms and conditions set forth in this Agreement, Iomega hereby grants to Venture an irrevocable, non-exclusive, non-transferable license to reproduce the Product user documentation supplied to Venture by Iomega and to distribute such documentation solely along with Products.

        13.10    Proprietary Rights Notices.    Venture agrees to properly mark each Product and any accompanying documentation with Iomega's copyright or other proprietary rights notice, as specified in the applicable Iomega Technical Information or otherwise directed by Iomega, to indicate Iomega's

Intellectual Property Rights in such Products. Except as expressly provided herein, nothing in this Agreement shall be construed as a grant of any license, right or interest in any trademark, trade name or service mark of either Party, or any third party from whom either Party may have acquired license rights.

ARTICLE 14—CONFIDENTIALITY

        14.1    Confidential Information.    From time to time during the term of this Agreement, one Party (the "Disclosing Party") may disclose information to the other Party (the "Receiving Party") that is proprietary or confidential. The Receiving Party shall maintain in strict confidence all confidential or proprietary information, firmware, software, source code, designs, plans or any other information relating to any research project, work in process, future development, scientific, engineering, manufacturing, marketing or business plan or financial or personnel matter relating to the Disclosing Party, its present or future products, sales, suppliers, employees, investors or business, including prices and discounts ("Confidential Information") identified by the Disclosing Party as Confidential Information, whether in oral, written, graphic or electronic form. Without limiting the foregoing, the Product Specifications, Product Addenda, Quality Management Plan, Process Management Plan, any process or manufacturing information related to the Products, product roadmaps, and marketing and other business information related to any Products shall be deemed to be the Confidential Information of Iomega regardless of whether or not expressly identified as such. The Receiving Party shall not use, disclose or grant the use of such Confidential Information to any third party except for the purposes of performing obligations to the Disclosing Party under this Agreement. The Receiving Party shall obtain prior agreement from its employees, agents or consultants to whom disclosure is to be made to hold in strict confidence and not make any use of such information for any purpose other than those expressly permitted by this Agreement. The Receiving Party shall use (and require that all employees, agents and consultants use) at least the same standard of care as the Receiving Party uses to protect its own Confidential Information of a similar nature from unauthorized use or disclosure, but in no event less than reasonable care. The Receiving Party shall promptly notify the Disclosing Party upon discovery of any unauthorized use or disclosure of the Confidential Information of the Disclosing Party.

        14.2    Exceptions.    The obligations contained in Section 14.1 (Confidential Information) shall not apply if the Confidential Information:

          (a)  was already known to the Receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the Disclosing Party;

          (b)  was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

          (c)  became generally available to the public or otherwise part of the public domain after its disclosure and other than through an act or omission of the Receiving Party in breach of this Agreement; or

          (d)  was disclosed to the Receiving Party, other than under an obligation of confidentiality, by a third party who had no obligation to the other Party not to disclose such information to others.

        14.3    Authorized Disclosure.    Notwithstanding anything to the contrary in Sections 14.1 (Confidential Information) or 14.4 (Agreement Terms), the Receiving Party shall not be in violation of Section 14.1 (Confidential Information) or 14.4 (Agreement Terms) with regard to a disclosure or use where the disclosure or use is required by law, any regulatory body or the rules and regulations of any recognized stock exchange; the disclosure or use is required for the purpose of any judicial or arbitral proceedings arising out of this Agreement or any other agreement entered into under or pursuant to this Agreement or the disclosure is reasonably required to be made to a taxation authority in connection with the taxation affairs of the Disclosing Party; provided that prior to disclosure or use of any information as aforesaid (except in the case of disclosure to a taxation authority), the Receiving Party shall, to the extent practicable, promptly give written notice to the Disclosing Party of such requirement with a view to providing the Disclosing Party with the opportunity to contest such disclosure or use or otherwise to agree the timing and content of such disclosure or use and, if requested by the Disclosing Party, provide a written opinion by external legal advisors on the legal requirement for disclosure.

        14.4    Agreement Terms.    The terms and conditions of this Agreement shall be deemed to be the Confidential Information of both Parties.

ARTICLE 15—TERMINATION

        15.1    Termination for Cause.    If either Party breaches this Agreement, Iomega and Venture agree to negotiate in good faith to resolve the breach through the dispute resolution process set forth in Section 15.2 (Dispute Resolution Process) herein and reach a mutually agreed to remedy. If either Party is unable to remedy the problem after exhaustion of the dispute resolution process, a one (1) month's written notice of cure will be issued by the complaining Party to serve as notice of the need for final resolution. Upon completion of the one (1) month period, if the breaching Party has not remedied the breach, the other Party may terminate this Agreement, in whole or part (as to any individual Product), by furnishing the other Party with no less than four (4) months written notice of termination of this Agreement under this Section 15.1. During such notice of termination period, the parties shall use reasonable efforts to implement the Exit Plan set forth in Exhibit I.

        15.2    Dispute Resolution Process.    In the spirit of continued cooperation, the parties intend to, and hereby establish, this dispute resolution philosophy to be followed in the unlikely event any disagreement or controversy should arise out of, or concerning the performance of this Agreement. It is the intent of the parties that any dispute be resolved informally and promptly through good faith negotiation between Iomega and Venture. Either Party may initiate the proceedings by written notice to the other Party setting forth the particulars of the dispute. The Parties agree to meet/conference within fifteen (15) days of such notice, to jointly define the scope and a method to remedy the dispute in good faith. If these meetings are not productive of a resolution within fifteen (15) days from the time of the first such meeting, then Program Manager(s) and/or management of Iomega and Venture are authorized to and will meet and personally confer in a bona fide attempt to resolve the matter within ten days thereafter. Failing such resolution within fifteen (15) days from the time of the first such corporate officer meeting, the Parties will, subject to the terms and conditions of this Agreement, have the right to pursue whatever remedies are available under this Agreement and at law, including the termination of this Agreement under Section 15.1 and the right to claim damages.

        15.3    KPI and PI Reviews.    Each Party shall promptly notify the other Party as soon as it becomes aware that any KPI or PI under this Agreement is not being met. Within one week of the date that Venture becomes aware of such failure, Venture shall deliver to Iomega a Corrective Action Plan ("CAP") detailing the process and timing by which Venture will correct any failure to meet an applicable KPI or PI. If Iomega is not reasonably satisfied with the corrective action proposed in the CAP, or if Venture fails to provide a CAP within the time required, then Iomega may treat such failure as a breach of this Agreement and invoke the Termination for Cause and Dispute Resolution Process provisions set forth in this ARTICLE 15 (Termination).

        15.4    Termination for Insolvency.    Iomega may terminate this Agreement immediately upon written notice if a petition for relief under any bankruptcy legislation is filed by or against Venture, or Venture makes an assignment for the benefit of creditors, or a receiver is appointed for all or a substantial portion of Venture assets, and such petition, assignment or appointment is not dismissed or vacated within thirty (30) Calendar Days. Venture may terminate this Agreement immediately upon written notice if a petition for relief under any bankruptcy legislation is filed by or against Iomega, or Iomega makes an assignment for the benefit of creditors, or a receiver is appointed for all or a substantial portion of Iomega assets, and such petition, assignment or appointment is not dismissed or vacated within thirty (30) Calendar Days.

        15.5    Termination for Change in Control.    Venture shall, if possible, provide Iomega with advance notice of any Change in Control Event and shall in any event notify Iomega within ten (10) Calendar Days after a Change in Control Event. If Venture undergoes a Change in Control Event, Iomega may terminate this Agreement upon thirty (30) Calendar Days' notice given by Iomega at any time within thirty (30) Calendar Days after the later of the closing of such Control in Control Event or the notice given by Venture under this Section 15.5 (Termination for Change in Control).

        15.6    Termination for Cessation of Business.    In the event that Iomega does not issue any Purchase Order or purchase or take delivery of any Product for a continuous period of ninety (90) days, Venture may terminate this Agreement immediately upon written notice to Iomega.

        15.7    Exit Plan.    Upon termination or expiration of this Agreement for any reason, the Parties shall implement the exit plan attached hereto as EXHIBIT I (EXIT PLAN). Upon request by Iomega, Venture shall promptly deliver to Iomega, copies of all design documents.

        15.8    Effects of Termination or Expiration.    Upon termination or expiration of this Agreement, except as necessary to enable Venture to fulfill its obligations to Iomega under Section 15.7 (Exit Plan), all licenses granted under this Agreement by Iomega shall cease to exist immediately. Thereafter, Venture shall cease all use of the Iomega Technical Information, Iomega Confidential Information and Iomega Intellectual Property. Within five (5) Business Days thereafter, Venture shall return to Iomega (or destroy with Iomega's consent which shall not be unreasonably withheld) the originals and all copies of the Iomega Technical Information, Iomega Confidential Information and Iomega Intellectual Property in the possession or under the control of Venture, along with all Iomega [**]. An officer of Venture shall certify to Iomega in writing that Venture (a) has complied with the foregoing requirements and (b) shall make no further use of the Iomega Technical Information, Iomega Confidential Information or Iomega Intellectual Property. The foregoing obligations apply to copies of the Iomega Technical Information, Iomega Confidential Information and Iomega Intellectual Property in all forms, partial and complete, in all types of media and computer memory, and whether or not modified or combined with other materials.

        15.9    No Damages for Termination or Expiration.    Neither Party shall be liable to the other Party for any damages, liabilities, costs, or expenses that result solely from the termination or expiration of this Agreement except as permitted by its terms. In addition, neither Party shall be entitled to any compensation, damages or payments in respect to goodwill that has been established or for any damages on account of prospective or anticipated profits, and neither party shall be entitled to reimbursement in any amount for any unused capacity or production, training, advertising, market development, investments, or other costs that shall have been expended by such Party before the termination or expiration of this Agreement, that result solely from the termination or expiration of this Agreement. If this Agreement is terminated by either Party for cause, then the defaulting Party shall be responsible for, and shall promptly pay or reimburse the non-defaulting Party for, the costs and expenses necessitated to carry out the Exit Plan set forth in Exhibit I, but only to the extent that the Exit Plan in Exhibit I specifically specifies that such expenses or costs are to be paid by the defaulting Party.

        15.10    Survival.    Article 1 (Definitions), Section 10.12 (Supplemental Payment), Article 11 (Service Parts), Article 12 (Product Warranty), Section 13.1 (Ownership), Section 13.3 (Further Assurances), Section 13.5 (Iomega-Unique Features), Section 13.8 (Restrictions), Article 14 (Confidentiality), Section 15.7 (Exit Plan), Section 15.8 (Effects of Termination or Expiration), Section 15.9 (No Damages for Termination or Expiration), Section 15.10 (Survival), Article 16 (Representations and Warranties), Article 17 (Indemnification), Article 19 (Dispute Resolution), Article 21 (Guarantee), Article 22 (General Provisions), and any payment obligations incurred prior to the termination or expiration of this Agreement shall survive such termination or expiration.

ARTICLE 16—REPRESENTATIONS AND WARRANTIES

        16.1    By Iomega.    Iomega hereby represents and warrants that it has the right, power, and authority to enter into this Agreement.

        16.2    By Venture.    Venture hereby represents and warrants that (a) it has the right, power, and authority to enter into this Agreement; (b) it shall operate the Penang Facility in such a manner that it shall qualify or continue to qualify for tax-free "Pioneer" status with the applicable Malaysian government entities (or such other tax-free holiday as may be available); and (c) the services to be provided in connection with the manufacture and sale of Products hereunder shall be performed in a professional and workmanlike manner by competent and qualified personnel.

ARTICLE 17—INDEMNIFICATION

        17.1    Indemnity by Venture.    Subject to Section 17.2, Venture shall indemnify and hold Iomega harmless from and against any Damages incurred or suffered by Iomega to the extent that such Damages are based upon (a) a claim that (i) Venture's manufacturing process, process technology or methodology utilized in the manufacture of the Product, or any part thereof, (ii) Non-Strategic Components used in the Product, or (iii) the Product, or any part thereof, but only to the extent that Venture was responsible for the design thereof, infringes or misappropriates any patent, copyright, trade secret or intellectual property right of a third party or (b) any product liability or similar claim arising or resulting from the use of the Product, including claims seeking damages for personal injury or damage to tangible and intangible property (including loss of data), but only to the extent that the claim is attributable to (i) Venture's manufacturing process, process technology or methodology utilized in the manufacture of the Product, or any part thereof, (ii) Non-Strategic Components used in the Product, or (iii) Venture's design of the Product, or any part thereof; provided that Iomega (i) gives Venture prompt written notice of any such claim made to Iomega in writing, (ii) cooperates with Venture, at Venture's expense, in the defense of such claim, and (iii) gives Venture the right to control the defense and settlement of any such claim to the extent covered by the indemnification provided herein. Venture shall (x) defend or settle, at its own expense, any such claim; (y) keep Iomega advised of the status of any such claim and of its defense and/or negotiation efforts; and (z) afford Iomega reasonable opportunity to review and comment on significant actions planned to be taken by Venture in connection with the claim. Venture shall not enter into any settlement that materially adversely affects Iomega's rights or interests, without Iomega's prior written approval. Iomega shall have no authority to settle any claim on behalf of Venture. Venture's obligations of indemnification under this Section 17.1 of this Agreement are solely in relation to the development, manufacture and assembly of the Products.

        17.2    Exclusions.    Notwithstanding the foregoing, Venture shall have no indemnification obligations under Section 17.1 with respect to any claims based on alleged infringement which relates or is attributable to, or which arises, from (a) Venture's compliance or reliance with the Iomega Technical Information, or (b) the use of any firmware and software provided by Iomega.

        17.3    Indemnity by Iomega.    (a) Iomega shall indemnify and hold Venture harmless from and against any Damages incurred or suffered by Venture to the extent that such Damages are based upon (b) a claim that the Product, or any part thereof, infringes or misappropriates any patent, copyright, trade secret or intellectual property right of a third party or (c) any product liability or similar claim arising or resulting from the use of the Product, including claims seeking damages for personal injury or damage to tangible and intangible property (including loss of data); provided that Venture (i) gives Iomega prompt written notice of any such claim made to Venture in writing, (ii) cooperates with Iomega, at Iomega's expense, in the defense of such claim, and (iii) gives Iomega the right to control the defense and settlement of any such claim to the extent covered by the indemnification provided herein. Iomega shall (x) defend or settle, at its own expense, any such claim; (y) keep Venture advised of the status of any such claim and of its defense and/or negotiation efforts; and (z) afford Venture reasonable opportunity to review and comment on significant actions planned to be taken by Iomega in connection with the claim. Iomega shall not enter into any settlement that materially adversely affects Venture's rights or interests, without Venture's prior written approval. Venture shall have no authority to settle any claim on behalf of Iomega.

        (a)    Exclusions.    Notwithstanding the foregoing, Iomega shall have no indemnification obligations under Section 17.3(a) with respect to any claims based on or arising out of (i) Venture's manufacturing process, process technology or methodology utilized in the manufacture of the Product, or any part thereof, (ii) Non-Strategic Components used in the Product, or (iii) the Product, or any part thereof, to the extent that Venture was responsible for the design thereof.

        17.4    Infringement Remedies.    In respect of any Product for which Venture is responsible for the design of such Product, or any part thereof, should the manufacture, use, distribution or sale of the Product, or any part thereof, or Venture's manufacturing process, process technology or methodology be enjoined or become the subject of a claim of infringement for which indemnity is provided under Article 17.1 (Indemnity) above, Venture shall, at Iomega's option and at no expense to Iomega, (a) by license or other release, procure for Iomega the right to continue to use and distribute the same, or (b) replace or modify the same to make it non-infringing, in a manner acceptable to Iomega, without materially changing the form, fit, and function of the Product. However, if such claim cannot be resolved under (a) or (b) above, then, Iomega may terminate this Agreement solely with respect to such Product and, in addition to its obligations under Section 17.1 (Indemnity), Venture shall return to Iomega the fees and other charges paid by Iomega to Venture for the affected Products sold under this Agreement provided that Iomega shall return to Venture all the affected Products in Iomega's possession or under its control in good operating condition.

        17.5    Designs.    If Venture is responsible for any part of the design of the Product, Venture shall indemnify Iomega for Iomega's additional costs and expenses to recover from delivery of non-conforming Products to Iomega to the extent that Iomega's additional costs and expenses caused by the non-conformity arose from Venture's design. Such costs may include, but are not limited to, Iomega's expenses for redesign of Product or finding another source of supply for components at Iomega's request.

        17.6    Failure to Defend or Settle.    Notwithstanding the foregoing, if either Party ("Indemnifying Party") fails or wrongfully refuses to defend or settle any claim, then the other Party ("Indemnified Party") shall, upon written notice to the Indemnifying Party, have the right to defend or settle (and control the defense of) such claim. In such case, the Indemnifying Party shall cooperate, at its own expense, with the Indemnified Party and its counsel in the defense and settlement of such claim, and shall pay, as they become due, all costs, damages, and reasonable legal fees incurred therefore.

        17.7    Exceptions.    Notwithstanding anything to the contrary contained in this Agreement, neither Party shall have any liability to the other Party in respect of any special, indirect, aggravated and/or punitive Damages except:

          (a)  for any liability arising under Articles 13, 14, or 17;

          (b)  for any liability for Epidemic Failures under Section 12.4;

          (c)  for any Damages sustained by one Party attributable to the other Party's intentional acts or omissions or willful misconduct or gross negligence; or

          (d)  to the extent specifically called for in the Agreement.

Without otherwise limiting the obligations of Venture under Section 12.4 and Section 17.7(a), (c) or (d), Venture's liability referred to in Section 17.7(b) shall not exceed the amount provided for under Section 10.2(b)(iii) for the period of twelve (12) months preceding the date of the first instance giving rise to a liability under Section 12.4.

ARTICLE 18—INSURANCE

        18.1    Insurance.    During the term of this Agreement, Venture, at its sole cost and expense, shall carry and maintain the following insurance coverages (insuring Venture, its agents, employees or associates) issued by insurance companies which are (a) licensed to conduct business in the jurisdiction in which the Products or services are provided and (b)internationally reputable insurers with a minimum industry rating as is customary and acceptable in the industry under the prevailing circumstances.

        (a)  Comprehensive general liability insurance covering all operations of Venture, including, but not limited to, Products/completed operations, broad form property damage and blanket contractual liability specifically covering the indemnification provisions in Article 17 (Indemnification) above, against claims for personal and bodily injury and property damage with a limit of not less than One Million U.S. Dollars (U.S. $1,000,000) per occurrence, and shall contain cross liability and severability of interest provisions. However, if Venture's net worth as reported on its periodic public financial statements falls by more then 50% in any given quarter, then the foregoing reference to One Million U.S. Dollars (U.S. $1,000,000) shall automatically be deemed amended to be Ten Million U.S. Dollars (U.S. $10,000,000). In such a case Venture shall be allowed such reasonable time as is necessary to procure such additional insurance coverage.

        (b)  Property insurance covering all real and personal property and inventory, including Products, for "all risks" of physical loss or damage, including business interruption and boiler and machinery breakdown, subject to a minimum limitation of Sixteen Million U.S. Dollars (U.S. $16,000,000). This insurance must cover (a) any equipment owned, leased or used by Venture to perform work or provide services under this Agreement ("Venture Equipment"); and (b) property in the care, custody and/or control of Venture which is owned by Iomega ("Iomega Property"). This insurance must provide coverage on a replacement cost basis, and name Iomega as a loss payee with respect to any loss or damage to Iomega Property only. Venture shall use the proceeds of the insurance referenced above to restore the manufacturing capacity which has been affected by the event giving rise to the payment of the insurance proceeds to Venture.

        (c)  Certificate of Insurance. Venture shall provide Iomega with a Certificate of Insurance prior to or at inception of this Agreement evidencing the above insurance policies are in full force and effect. The policies described in Section 18.1(a) and (b)(in respect of Iomega Property only) shall name Iomega as additional co-insured and shall stipulate that such insurance shall apply as primary and non-contributory to any insurance placed by Iomega. Venture shall require each insurer to give Iomega thirty (30) Calendar Days' written notice before the policy or policies are cancelled or materially altered. The foregoing requirements concerning the types and limits of insurance coverage to be maintained by Venture, and any approval or waiver of said insurance by Iomega, is not intended to and shall not in any manner limit or qualify Venture's liabilities and obligations whether imposed by law or assumed pursuant to this Agreement, including but not limited to the provisions concerning indemnification.

ARTICLE 19—DISPUTE RESOLUTION

        19.1    Escalation.    Before filing or initiating any suit, action, or legal proceeding relating to this Agreement, the Parties shall attempt in good faith to settle between the parties hereto all disputes, controversies, or differences arising out of or relating to this Agreement ("Disputes") in accordance with the following provisions. First, the Parties shall each make available an executive of at least director-level seniority with authority to resolve such dispute (the "Executives"), and such Executives shall attempt to resolve the Dispute for a period of thirty (30) Calendar Days. If the Executives are unable to resolve the Dispute during such thirty (30) day period to both parties' satisfaction, then the dissatisfied Party shall submit the dispute to non-binding mediation as follows. The Party that did not submit the Dispute to mediation shall have fifteen (15) Calendar Days to select in good faith an impartial unaffiliated third party to act as mediator (the "Mediator") and the parties shall submit the Dispute to the Mediator for resolution. For a period of thirty (30) Calendar Days, the Mediator shall have the exclusive right to mediate the Dispute. Any meetings between the Parties held in conjunction with this dispute resolution process shall be held at a location to be mutually agreed upon by the parties. Each Party shall pay its own expenses and costs in connection with the presentation of such Party's case. The remaining costs of the mediation, including fees of the Mediator, shall be borne equally by the Parties. If at the end of the period for mediation, the efforts of the Parties hereto have ended in failure and the Dispute remains unresolved, any Party may exercise its rights and remedies at law or in equity.

        19.2    Arbitration

        (a)  In case any dispute or difference shall arise amongst the Parties as to the construction of this Agreement or as to any matter of whatsoever nature arising thereunder or in connection therewith, including any question regarding its existence, validity or termination, such dispute or difference shall be submitted to a single arbitrator to be appointed by the Parties in dispute or, failing agreement within 14 days after either Party has given to the other Party in dispute a written request to concur in the appointment of an arbitrator, a single arbitrator to be appointed on the request of either Party by the President for the time being of the International Chamber of Commerce ("ICC") and such submission shall be a submission to arbitration in accordance with the then current rules of the ICC by which the Parties in dispute agree to be so bound. The place of arbitration shall be San Diego, California, USA and the arbitration shall be conducted wholly in the English language.

        (b)  Limitations on Dispute Resolution. Notwithstanding the foregoing, either Party may at any time seek equitable relief without first attempting to resolve a dispute under Section 19.1 (Escalation) or Section 19.2(a) (Arbitration) of this Agreement provided, however, that such Party notifies promptly the other Party in writing after filing any such action that seeks equitable relief. Additionally, neither Section 19.1 (Escalation) nor Section 19.2(a) (Arbitration) shall serve to limit, restrict or prevent either Party from exercising any rights of termination that it possesses under and pursuant to the provisions of Article 15 (Termination) of this Agreement.

ARTICLE 20—FORCE MAJEURE

        If either Party is unable to fully perform or discharge any of its obligations under this Agreement by reason of the occurrence of any Force Majeure Event (hereinafter referred to as the "Affected Party"), then the Affected Party shall, notwithstanding the provisions of this Agreement, not be liable to the other Party for any failure to perform and discharge such obligation for so long as such Force Majeure Event continues to disable the Affected Party from performing and discharging such obligation Provided that the Affected Party shall have:

          (a)  immediately or as soon as practicable after the occurrence of the Force Majeure Event served on the other Party written notice thereof specifying the particulars of the Force Majeure Event, the extent to which Affected Party is unable to discharge or perform its obligations, the reasons for the inability of the Affected Party to perform or discharge its obligations and estimated period during which the Affected Party is unable to perform and discharge its obligations; and

          (b)  promptly taken and continues to take all action within its powers to (i) minimize the duration and effect of the Force Majeure Event on the Affected Party; and (ii) to promptly effectuate the [**], provided for under EXHIBIT J, to restore production capacity.

ARTICLE 21—GUARANTEE

        In consideration of Iomega agreeing at Venture Corporation's request to enter into this Agreement, Venture Corporation hereby unconditionally and irrevocably agrees to be answerable and responsible to Iomega for the due performance and observance by Venture of all its obligations, commitments, undertakings, warranties and indemnities under this Agreement and pursuant thereto, Venture Corporation unconditionally and irrevocably agrees to pay to Iomega at any time and from time to time within fifteen (15) days of Iomega's first written demand, all moneys and liabilities determined or admitted to be finally due and owing by Venture to Iomega under this Agreement.

        The obligations of Venture Corporation under this Article 21 are and will remain in full force and effect by way of continuing security until no sum remains payable under this Agreement by Venture.

        Venture Corporation hereby waives any rights which it may have to claim prior exhaustion of remedies by Iomega and agrees that demands under this Article 21 may be made from time to time irrespective of whether any steps or proceedings are being or have been taken against Venture and/or any other person.

        Venture Corporation shall not be discharged, nor shall its liability under this Article 21 be affected, by (i) any time, indulgence, waiver or consent at any time given to Venture or any other person, (ii) any amendment to any provision of this Agreement or any provision of this Article 21 or any other security, guarantee or indemnity, (iii) the making or absence of any demand on Venture or any other person for payment, (iv) the enforcement or absence of enforcement of this Agreement or any other security, guarantee or indemnity or (v) the insolvency of Venture or any other person.

        If at any time any provision of this Article 21 is or becomes illegal, invalid or unenforceable in any respect, neither the legality, validity or enforceability of the remaining provisions of this Article 21 shall in any way be affected or impaired thereby.

        This Article 21 shall be binding on Venture Corporation and its successors and assigns and shall ensure to the benefit of Iomega and its successors and assigns. Venture Corporation may not assign its rights or transfer its obligations hereunder without the prior written consent of Iomega.

        No failure on the part of Iomega to exercise, and no delay on its part in exercising, any right or remedy under this Article 21 will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies provided in this Article 21 are cumulative and not exclusive of any rights or remedies provided by law.

ARTICLE 22—GENERAL PROVISIONS

        22.1    Independent Contractors.    Except as provided in this Agreement, each of the Parties shall conduct the work to be performed hereunder as an independent contractor and not as an agent or employee or partner of the other Party. Subject to the terms and conditions of this Agreement, each Party shall, at its sole discretion, choose the means to be employed and the manner of carrying out its obligations hereunder. Neither Party shall have the right to enter into legally binding obligations on behalf of the other, nor shall either Party make any representations to the contrary. Each Party shall bear its own expenses necessary to comply with this Agreement except as otherwise expressly set forth in this Agreement.

        22.2    Assignment.    Venture shall not assign this Agreement or any of its rights under this Agreement, or delegate any of its obligations under this Agreement, to any person without the prior written consent of Iomega, which consent may or may not be given at Iomega's sole discretion. Any attempted or purported assignment in violation of this provision shall be null and void. Iomega may assign this Agreement, including all of its rights and obligations hereunder, with the consent of Venture which consent shall not be unreasonably withheld. Following such assignment, Iomega shall have no further rights, obligations or responsibilities hereunder, and Venture shall look to the assignee for performance of all of Iomega's obligations hereunder. Nothing in this Section 22.2 shall affect or restrict any right or obligation accruing prior to any assignment pursuant to this Section 22.2. This Agreement shall be binding upon each Party's permitted successors and assigns.

        22.3    Publicity.    No party hereto shall publicly announce the terms or existence of this Agreement or advertise or release any publicity in regards to this Agreement without securing the prior written consent of the other parties hereto.

        22.4    Notices.    Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed valid and sufficient if delivered in person, dispatched by express delivery service (such as Federal Express) or delivered by fax (provided the original is thereafter promptly dispatched by regular mail) to the following addresses:

If to Iomega:	If to Venture or Venture Corporation:
Vice President of Product Sourcing and Supplier Management Attn: Alan Borwey 4435 Eastgate Mall San Diego, CA 92121 USA Fax: (858) 795-7007	Attn: Wong Ngit Liong 5006 Ang Mo Kio Avenue 5 #05-01/12 TECHplace II Singapore 569873 Fax: (65) 6482 0122
With a copy to:
General Counsel Attn.: Tom Kampfer 4435 Eastgate Mall San Diego, CA 92121 USA Fax: (858) 795-7012

Each party may change its address to which notices are to be delivered by written notice. Every notice, demand, request, consent, approval, declaration, or other communication hereunder shall be deemed to have been duly given or served on the date received, with receipt acknowledged.

        22.5    Compliance with Laws.    In exercising its rights and performing its obligations under this Agreement, Venture agrees to comply, at its expense, with all applicable international, national, regional, and local laws, regulations and ordinances, including any laws governing the use of the Iomega Technical Information, the manufacture, sale and distribution of the Products, the importation of components, and the exportation of finished Products to Iomega, including any applicable laws, rules, or regulations promulgated or administered by the Malaysian Ministry of International Trade and Industry or the Malaysia Industrial Development Authority. Venture shall not violate any provisions of the U.S. Foreign Corrupt Practices Act of 1977, as amended, which generally prohibits the payment of monies or anything of value to government officials in order to obtain benefits from such government officials or their governments. Venture shall promptly notify Iomega in writing of any allegation or charge of non-compliance that is raised against Iomega or Venture during the execution of this Agreement.

        22.6    Waivers and Approvals.    All waivers must be in writing and must be provided by the Party against whom such waiver is to be enforced. Any waiver or failure to enforce any provision of this Agreement on one occasion shall not be deemed to be a waiver of any other provision or of such provision on any other occasion. Unless otherwise stated in this Agreement, all of the rights of either Party under this Agreement shall be cumulative and may be exercised separately or concurrently.

Unless otherwise provided in this Agreement, any approvals required to be obtained by Venture hereunder must be obtained in writing and signed by an authorized representative of Iomega.

        22.7    Severability.    Should any provision of this Agreement be declared invalid, unenforceable by a court of competent jurisdiction, such provision shall be severed from this Agreement and the remaining provisions of this Agreement shall continue in full force and effect as if such invalid, unenforceable or void provision had not been included herein.

        22.8    Governing Law and Forum.    This Agreement shall be governed and construed in all respects in accordance with the laws of the State of California, without giving effect to any choice of law principles that would require the application of the law of a different jurisdiction. The Parties hereby agree that the United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.

        22.9    Equitable Relief.    Each Party acknowledges and agrees that any actual or threatened breach or violation of Article 13 (Intellectual Property) or 14 (Confidentiality) may cause the non-breaching Party irreparable damage for which the award of monetary damages would be inadequate. Consequently, the non-breaching Party may seek to enjoin the breaching Party from all acts in violation of such provisions. Such Party shall be entitled to seek the entry of an injunction enjoining any breach or threatened breach of such provisions, in addition to any other relief to which the non-breaching Party may be entitled to receive at law or in equity.

        22.10    Construction.    The headings of articles of this Agreement are included solely for convenience of reference and are not to be used to interpret, construe, define, or describe the scope of any aspect of this Agreement. As used in this Agreement, the word "including" means "including but not limited to." Each Party represents that it has had the opportunity to participate in the preparation of this Agreement, and any rule of construction to the effect that ambiguities are to be resolved against the drafting Party shall not be applied in connection with the construction or interpretation of this Agreement. For purposes of this Agreement, the word "will" shall be equivalent in meaning to the word "shall," both of which describe an act or forbearance, which is mandatory under this Agreement. The word "may" describes an act or forbearance, which is optional under this Agreement.

        22.11    English Language.    This Agreement is prepared and executed in the English language only, and any translation into any other language shall have no effect.

        22.12    Entire Agreement.    This Agreement and all Exhibits hereto constitute the entire understanding between Iomega, Venture and Venture Corporation pertaining to the subject matter hereof, and supersedes all prior or contemporaneous agreements, understandings, and communications, whether written or oral, by and between the parties hereto pertaining to the subject matter of this Agreement, including the "Project Pasha-2 Bid Proposal for Iomega Penang Operations" issued by Venture and dated March 11, 2002. In the event of any conflict between the terms and conditions in Sections 1 through 21 of this Agreement and the terms and conditions of any exhibit hereto, the terms and conditions of this Agreement will govern and control. This Agreement and its exhibits may not be amended or modified except by a written instrument signed by duly authorized representatives of Iomega, Venture and Venture Corporation. No amendment or modification of this Agreement shall be valid unless set forth in a writing referencing this Agreement and executed by authorized representatives of both Parties. The following exhibits are attached hereto and are hereby incorporated by reference into, and form a part of, this Agreement:

    EXHIBIT A (EXISTING PRODUCTS)
    EXHIBIT B (EXCLUDED PRODUCTS)
    EXHIBIT C (PRICING)
    EXHIBIT D (APPROVED VENDOR LIST)
    EXHIBIT E (STRATEGIC COMPONENTS)

    EXHIBIT F (SLA)
    EXHIBIT G (ASIA-PACIFIC LOGISTICS)
    EXHIBIT H (IT INFRASTRUCTURE AND SUPPORT)
    EXHIBIT I (EXIT PLAN)
    EXHIBIT J ([**] AND [**])
    EXHIBIT K (PENANG TRANSITION PLAN)
    EXHIBIT L (BASELINE FAILURE RATES)
    EXHIBIT M (DELIVERED DOCUMENTS)
    EXHIBIT N ([**])
    EXHIBIT O (COMPONENT LEAD TIMES)
    EXHIBIT P (INSTALLED PLANT CAPACITY)
    EXHIBIT Q (KPI)

        22.13    Counterparts.    This Agreement may be executed in counterparts, each of which shall be considered an original, and all of which together shall constitute one instrument.

        IN WITNESS WHEREOF, the parties have caused their authorized representatives to execute this Agreement as of the Effective Date.

"Iomega"	"Venture"
IOMEGA CORPORATION	IOMEGA (MALAYSIA) SDN. BHD.
/s/ WERNER HEID	/s/ JOSEPH J. ADAMS
Signature	Signature
Werner Heid	Joseph J. Adams
Name	Name
President and CEO	Vice President/M.D
Title	Title
"Venture Corporation"
Venture Corporation Limited
/s/ WONG NGIT LIONG Signature
Wong Ngit Liong Name
Chief Executive Officer Title

EXHIBIT A

Active Build Part Number in Oracle

Part Number	Description	Standard BOM Cost	Q4Commit BOM Cost
**Confidential Materials omitted and filed separately with the Securities and Exchange Commission**

Note:

1.
Part # highlighted in yellow has been changed to reflect the correct part #.

2.
Actual 2 pricing is prices taken from PO receipts.

3.
All costs and pricing in this Exhibit A is subject to verification by Venture. Venture will use reasonable efforts to complete verification in a reasonable period of time. Iomega shall provide all reasonable assistance requested by Venture to complete verification.

EXHIBIT B

EXCLUDED PRODUCTS

NOTES: SAMPLE OF ACTIVE SKU AS AT 3PM 30 AUG 2002

Part Number	Description
CDRW Drives
30799200	CDRW Int 24X10X40
30907400	CDRW Int 40X12X40
30988800	CDRW Int 48X24X48
32214	CDRW Ext 24X10X40
32228	CDRW Ext 16X10X40
NAS
32370	NAS Drive 160GB P400M
32371	NAS Drive 160GB P400U
32372	NAS Drive 320GB P405U
32382	NAS Drive 480GB P410U
Cat HDD
32426	External HDD 20GB
32368	External HDD 20GB
32433	External HDD 20GB
32434	External HDD 30GB
Shark HDD
32432	External HDD 40GB
32435	External HDD 40GB

        CDRW, NAS AND HDD AND THEIR SUCCESSOR PRODUCT PRODUCTS, ARE EXCLUDED FROM THE MSSA.

Attachment C.1

(B)
Quarterly Period After Closing =>
	First	Second	Change	Third	Change	Fourth	Change	Fifth	Change	Sixth	Seventh to Twelfth
(F)
Volume Basis (000s of Drives Built)(G)	[**]	[**]		[**]		[**]		[**]		[**]
Band Range(G)				[**]		[**]		[**]		[**]
Materials (US$/Drive):(A)(C)
PCA		[**]
HSA	[**]	[**]
Motor	[**]	[**]
Mechanical—Other	[**]	[**]
Ship Kit	[**]	[**]
Total Materials	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Variable Overhead (US$/Drive):(D)
Direct Labor	0.63	0.63
Supplies	0.03	0.03
Scrap	0.04	0.04
Re-work	0.09	0.09
Local Freight	0.02	0.02
Freight-in	0.03	0.03
Total Variable Overhead	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Fixed Costs (US$):(E)
Fixed Overhead:
Indirect Labor	[**]	[**]
Depreciation(J)	[**]	[**]
Auto and Travel	[**]	[**]
Supplies and Equipment	[**]	[**]
Services and Internal	[**]	[**]
Total Fixed Overhead	[**]	[**]
Manufacturing Support:	[**]	[**]
Direct/Indirect Labor	[**]	[**]
Materials OH Allocation	[**]	[**]
Engineering OH Allocation	[**]	[**]
Quality Allocation	[**]	[**]
SQE	[**]	[**]
SBM	[**]	[**]
Continuation Engineering	[**]	[**]
Facility Allocation	[**]	[**]
Corporate Allocation	[**]	[**]
IT Allocation	[**]	[**]
General and Administrative	[**]	[**]
Total Manufacturing Support	[**]	[**]
Profit(H)	[**]	[**]
Total Fixed Costs	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

(A)
[**]

(B)
[**]

(C)
[**]

(D)
[**]

(E)
[**]

(F)
[**]

(G)
[**]

(H)
[**]

(I)
[**]

(J)
[**]

(K)
[**]

Attachment C.2—Zip Disk Product Cost

(B)
Quarterly Period After Closing =>
	First	Second	Change	Third	Change	Fourth	Change	Fifth	Change	Sixth	Seventh to Twelfth
(D)
Volume Basis (000s of Disks Built)(E)	[**]	[**]		[**]		[**]		[**]		[**]
Band Range(E)				[**]		[**]		[**]		[**]
Materials (US$/Disk):(A)
P.O. and Assembly/Package	[**]	[**]
Media	[**]	[**]
Total Materials	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Variable Overhead (US$/Disk):
Direct Labor	[**]	[**]
Supplies	[**]	[**]
Scrap	[**]	[**]
Freight-in	[**]	[**]
Total Variable Overhead	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Fixed Costs (US$):
Fixed Overhead:
Indirect Labor	[**]	[**]
Depreciation—ex. MHT equip.(G)	[**]	[**]
—MHT equipment(H)	[**]	[**]
Auto and Travel	[**]	[**]
Supplies and Equipment	[**]	[**]
Services and Internal	[**]	[**]
Total Fixed Overhead	[**]	[**]
Manufacturing Support:
Direct/Indirect Labor	[**]	[**]
Materials OH Allocation	[**]	[**]
Engineering OH Allocation	[**]	[**]
Quality Allocation	[**]	[**]
SQE	[**]	[**]
SBM	[**]	[**]
Facility Allocation	[**]	[**]
Corporate Allocation	[**]	[**]
IT Allocation	[**]	[**]
General and Administrative	[**]	[**]
Total Manufacturing Support	[**]	[**]
Profit(F)	[**]	[**]
Total Fixed Costs	[**]	[**]
Total Cost Excluding Materials and Depreciation(C)	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

(A)
[**]

(B)
[**]

(C)
[**]

(D)
[**]

(E)
[**]

(F)
[**]

(G)
[**]

(H)
[**]

(I)
[**]

Attachment C.3—Jaz1 Cartridge Cost

(B)
Quarterly Period After Closing =>
	First	Second	Change	Third	Change	Fourth	Change	Fifth	Change	Sixth	Seventh to Twelfth
Volume Basis (000s of Carts. Built)(D)	[**]	[**]	Forecast volumes will be based solely upon most recent sales forecast information communicated to venture via the PSI process.
Band Range(D)
Materials (US$/Cartridge):(A)
Assembly	[**]	[**]
Media	[**]	[**]
Total Materials(C)	[**]	[**]
Variable Overhead (US$/Cartridge):
Direct Labor	[**]	[**]
Supplies	[**]	[**]
Scrap	[**]	[**]
Local Freight	[**]	[**]
Freight-in	[**]	[**]
Total Variable Overhead(C)	[**]	[**]
Fixed Costs (US$):
Fixed Overhead:
Indirect Labor	[**]	[**]
Depreciation	[**]	[**]
Auto and Travel	[**]	[**]
Supplies and Equipment	[**]	[**]
Services and Internal	[**]	[**]
Total Fixed Overhead	[**]	[**]
Manufacturing Support:
Direct/Indirect Labor	[**]	[**]
Materials OH Allocation	[**]	[**]
Engineering OH Allocation	[**]	[**]
Quality Allocation	[**]	[**]
SQE	[**]	[**]
SBM	[**]	[**]
Facility Allocation	[**]	[**]
Corporate Allocation	[**]	[**]
IT Allocation	[**]	[**]
General and Administrative	[**]	[**]
Total Manufacturing Support	[**]	[**]
Profit(E)	[**]	[**]
Total Fixed Costs(C)	[**]	[**]
Total Product Cost	[**]	[**]

(A)
[**]

(B)
[**]

(C)
[**]

(D)
[**]

(E)
[**]

Attachment C.4—End-of-Life (EOL) and Miscellaneous Products Cost

        End-of-life (EOL) product cost will be determined on case-by-case basis between Iomega and Venture. The cost considerations shall include costs for excess and/or obsolete inventory, normal manufacturing, and any other costs attributable to the final build-out.

        Miscellaneous products shall be actual BOM cost plus actual manufacturing cost and profit. Inventory-related costs for these products shall be handled in accordance with the Excess and Obsolete Inventory provisions in Section 7.

Attachment C.5—Value Added Services (VAS) Cost

        Value-Added-Services (VAS) shall be provided by Venture on an "as requested" from Iomega basis with costing to be based on time and materials costs incurred by Venture plus an agreed upon upcharge.

EXHIBIT D

IOMEGA APPROVED SUPPLIER LIST WITH STATUS APPROVED AS OF AUG 28 2002

Item	Description	Operating Unit	Business	Vendor Number	Vendor Name	Vendor Site	Status	Supplier Item	Manufacturer	Review By

**Confidential Materials omitted and filed separately
with the Securities and Exchange Commission**

EXHIBIT D

IOMEGA APPROVED SUPPLIER LIST WITH STATUS RISK BUY AS OF AUG 28 2002

Item	Description	Operating Unit	Business	Vendor Number	Vendor Name	Vendor Site	Status	Supplier Item	Manufacturer	Review By

**Confidential Materials omitted and filed separately
with the Securities and Exchange Commission**

EXHIBIT E

STRATEGIC COMPONENTS

PN	DESCRIPTION	SUPPLIER	SUPPLIER PN	PRICE

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION.

MEMORY IS ALSO A STRATEGIC COMPONENT, AND INCLUDES:

  EEPROM
  FLASH
  OTP
  SRAM
  DRAM
  SDRAM
  DDRAM

Note:

All costs and pricing in this Exhibit E is subject to verification by Venture. Venture will use reasonable efforts to complete such verification in a reasonable period of time. Iomega shall provide all reasonable assistance requested by Venture to complete such verification.

EXHIBIT F

SERVICE LEVEL AGREEMENT (SLA)

Iomega Service Level Agreement and Key Performance Indicators

        The elements below define the scope and assignment of responsibilities between Iomega Corporation and Venture Electronics under the agreement for the development, manufacture and support of Iomega products. Unless otherwise stated, the [**] as identified in the pricing schedule.

Summary of Service Elements

NEW PRODUCT INTRODUCTION	2
PRODUCT ENGINEERING	3
MANUFACTURING PROCESS DEVELOPMENT AND ENGINEERING	4
PRODUCT ASSURANCE	7
QUALITY SYSTEMS	9
SOURCING AND COMMODITY MANAGEMENT	10
DOCUMENTATION AND CONFIGURATION CONTROL	11
OEM & RETAIL CUSTOMER SUPPORT	12

1

New Product Introduction

Scope and Definition

        New product introduction includes all those activities required to bring a product from concept to product launch and ramp. It may also include associated activities for the transition of older products to new products. Venture shall provide support from the [**] in the following areas such as [**].

        Unless otherwise stated, this agreement is inclusive of any new Iomega products that are mutually agreed to be contracted to Venture including [**], and other accessories and modules as identified in the pricing schedule.

Venture Responsibilities

  •
  Provide support (with key suppliers) at product design and phase reviews.

  •
  Provide on-site design collaboration at Iomega facilities during feasibility and development phase.

  •
  Provide [**].

  •
  Source and select suppliers for non-strategic commodities (refer to contract) subject to Iomega approval.

  •
  Develop manufacturing process; [**].

  •
  Develop and manage supply chain, and qualify supplier process and tooling for non-strategic commodities.

  •
  Develop product manufacturing and quality process procedures, production line layout.

  •
  Provide [**].

  •
  Provide [**] and recommendations for [**].

  •
  Define and provide [**] including [**], subject to Iomega approval.

  •
  Define and provide [**] prior to the product launch which addresses [**], subject to Iomega approval.

  •
  Provide [**] reports for Iomega approval.

  •
  Support Iomega core team planning, including providing budgetary estimates for recurring and non-recurring new product manufacturing costs for Feasibility, Development, Qualification, Ramp and Production.

  •
  Provide [**].

  •
  Support Material Readiness Reviews as required.

Iomega Responsibilities

  •
  Provide the [**] strategic commodities.

  •
  Provide [**], as necessary, to support build schedules.

  •
  Provide design and technology training as needed.

  •
  Provide [**].

  •
  Review, response and address [**] identified by the supplier, as well as [**].

  •
  Provide [**]Review and approval of [**].

  •
  Provide [**] as defined in Table 2: Software Development and Continuation Engineering Responsibilities.

  •
  Provide [**] to Venture, at [**]Provide on-site engineering support at Penang facilities [**] as mutually agreed.

Performance Indicators

Performance Indicator	Definition	Criteria or Limit
[**]	[**]	[**]

2

Product Engineering

Scope and Definition

        Venture shall own [**] for [**], as agreed upon by both parties, and as shown in Table 1: Product Responsibility Matrix.

        This will [**] for [**] This is expected to drive significant cost reductions in futures products.

Venture Responsibilities

  •
  [**] for new sku# or new [**] for [**]

  •
  Assume responsibility for initiating, executing and implement [**] in support of [**] and [**].

  •
  [**].

  •
  Provide technical assistance to Iomega in [**]

  •
  [**] to Iomega and seek agreement on plan. The plan should follow by [**].

  •
  Support product end of life to minimize scrap and obsolescent

  •
  Review and approve components first article.

Iomega Responsibilities

  •
  Develop, maintain and provide [**].

  •
  [**] and [**].

  •
  [**] to support the [**] and preparation for shipment of the products.

  •
  Provide [**] to Venture in order for [**] to generate [**].

  •
  [**] for Venture initiated and Iomega approved engineering changes.

Table 1: Product Responsibility Matrix

Product Family	Product Status	Product [**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

Performance Indicators

Performance Indicator	Definition	Criteria or Limit
[**]	[**]	[**]

3

Manufacturing Process Development and Engineering

Scope and Definition

        Manufacturing process development and engineering of all [**].

Venture Responsibilities

  •
  Develop and maintain all [**] and support of [**].

  •
  Provide [**] for all [**] and maintain assembly and [**] and equipment on a continuous basis to support Iomega demand requirements.

  •
  Develop and execute [**].

  •
  Provide [**] for [**] as [**] Table 2: Software Development and Continuation Engineering Responsibilities

  •
  [**] in Table 3: Equipment Development and Continuation Engineering Responsibility.

  •
  Maintain all [**] in an acceptable and useable condition., including [**]. Notify Iomega for approval prior to any modifications.

  •
  Purchase any commercial [**] required for [**].

Iomega Responsibilities

  •
  Provide written approval for all requested changes to [**].

  •
  Provide [**] for [**] as [**] Table 2: Software Development and Continuation Engineering Responsibilities .

  •
  Develop [**] as [**] Table 3: Equipment Development and Continuation Engineering Responsibility

  •
  Training and support for any unique, special or [**].

4

Table 2: Software Development and Continuation Engineering Responsibilities

Software Type	Software Name	Ownership	Notification and Approval
[**]	[**]	[**]	[**]
	[**]	[**]	[**]
	[**]	[**]	[**]
	[**]	[**]	[**]
	[**]	[**]	[**]
	[**]	[**]	[**]
[**]	[**]	[**]	[**]
	[**]	[**]	[**]
	[**]	[**]	[**]
	[**]	[**]	[**]
	[**]	[**]	[**]
	[**]	[**]	[**]
[**]	[**]	[**]	[**]
	[**]	[**]	[**]
	[**]	[**]	[**]
	[**]	[**]	[**]
	[**]	[**]	[**]
	[**]	[**]	[**]
[**]	[**]	[**]	[**]
	[**]	[**]	[**]
	[**]	[**]	[**]
	[**]	[**]	[**]
	[**]	[**]	[**]
	[**]	[**]	[**]
[**]	[**]	[**]	[**]
	[**]	[**]	[**]
	[**]	[**]	[**]
	[**]	[**]	[**]
	[**]	[**]	[**]
	[**]	[**]	[**]
[**]	[**]	[**]	[**]
	[**]	[**]	[**]
	[**]	[**]	[**]
	[**]	[**]	[**]
	[**]	[**]	[**]
	[**]	[**]	[**]

5

Table 3: Equipment Development and Continuation Engineering Responsibility

Equipment Development Responsibility	[**]
	[**]	[**]	Remarks
[**]	[**]	[**]
-[**]	[**]	[**]	[**]
-[**]	[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
-[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
-[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
-[**]	[**]	[**]

Performance Indicators

Performance Indicator	Definition	Criteria or Limit
[**]	[**]	[**]

6

Product Assurance

Scope and Definition

        [**] for [**] to [**], to [**].

Venture Responsibilities

  •
  [**] according to the [**] per defined procedures.

  •
  [**] for [**] on all products specified in the contract.

  •
  [**] on all products specified in the contract, as required by Iomega.

  •
  Support [**] and [**] as needed.

  •
  [**] and highlight any [**] to Iomega.

  •
  [**] where applicable.

  •
  Coordinate with [**]. This shall include [**] where applicable.

  •
  Ensure the necessary [**] for intent usage.

  •
  Refer to attached "[**]" for [**] that should be performed by Venture. Reference only not necessary for all changes.

  •
  Provide notification to Iomega for any changes to Venture's [**] [**].

  •
  Provide [**] as needed to [**].

  •
  Notify Iomega of [**] that require Iomega support i.e. [**].

  •
  To obtain approval for [**].

  •
  Ensure products are [**]. These requirements shall be documented [**].

  •
  [**].

  •
  [**].

  •
  Provide notification to Iomega for any changes that may [**] of a product. This includes changes to all[**]as well as design or[**] as well as [**] must be reviewed.

  •
  [**] performed by Venture to be provided to Iomega for review.

Iomega Responsibilities

  •
  Approval of changes upon receiving of the [**].

  •
  Verification of action taken in [**].

  •
  [**].

  •
  Prepare the necessary [**] prior to launch of new products.

  •
  Develop and [**].

  •
  Ensure [**] of all changes.

  •
  Ensure [**]) certification of all changes.

  •
  Control corporate [**].

  •
  Perform product [**].

7

  •
  Interface and communication with [**].

  •
  As deemed necessary due to [**].

  •
  Establish and maintain [**].

Test	Equipments Needed
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

Table 4: Product Assurance Test Listing—Reference Only

Performance Indicators

Performance Indicator	Definition	Criteria or Limit
[**]	[**]	[**]
[**]	[**]	[**]

8

Quality Systems

Scope and Definition

        The purpose of this Service Level Agreement is to detail [**] between Iomega and Venture for all Iomega's products covered in the contract with the objectives of meeting Iomega quality requirements.

Venture Responsibilities

  •
  [**].

  •
  Manages the [**] and [**] to [**] are achieved.

  •
  [**] in accordance with [**].

  •
  Supports and provides resources for Iomega's [**].

  •
  Provides local, on-site Engineer resources to [**] at each [**].

  •
  Provides a [**].

  •
  Support Iomega's [**] [**]at each approved Venture's manufacturing site.

  •
  To support Iomega's customers [**]goals for each product.

  •
  Provides [**] and [**]plan in [**]on [**]. The analysis should include [**]when applicable.

  •
  Conform to all [**], and requirements ([**]).

  •
  Venture to follow [**] and associated documents.

  •
  To perform [**]) with Iomega or Iomega's [**].

  •
  To perform [**] with Iomega or Iomega's [**].

  •
  To [**] as per Iomega or Iomega's customers. [**]

  •
  Provides [**] as and when is requested by Iomega. This Plan must detail the [**] of the entire[**] for assembly.

Iomega Responsibilities

  •
  Define the [**].

  •
  Provides [**]

  •
  Provides [**]

  •
  Provides required [**].

  •
  Approval of [**].

  •
  Review of goals and [**].

Performance Indicators

Refer to QMP

9

Sourcing and Commodity Management

Scope and Definition

        [**] and keeping abreast with the [**].

        Commodity Management—Manage the overall [**] that meet Iomega's specification and [**].

Venture Responsibilities

  •
  Managing all [**] such [**].

  •
  Perform [**] that includes [**].

  •
  [**] including budgeting of the [**], which will be charged back to Iomega.

  •
  [**] and seek Iomega concurrence.

  •
  [**] and [**] activities for Venture's [**] as per Iomega's requirements.

  •
  Provide data to Iomega related to [**] as and when required.

  •
  [**] such [**]and to provide a plan to [**].

  •
  Inform Iomega of any change in [**] for approval.

Iomega Responsibilities

  •
  Lead [**] and [**].

  •
  Perform [**].

  •
  [**] including budgeting of the [**] for all [**].

  •
  [**]Define [**], which Venture is [**].

Performance Indicators

Performance Indicator	Definition	Criteria or Limit
[**]	[**]	[**]

10

Documentation and Configuration Control

Scope and Definition

        Venture will establish the [**] with compliance to Iomega's [**] for [**] and [**], and ISO9001 requirements.

Venture Responsibilities

  •
  Processing of [**] of All [**].

  •
  [**] that provide [**] of info to and from Iomega.

  •
  Ensure that all [**] [**] related to the products receive the [**] as defined by [**].

  •
  Provide a [**]to allow better decision making.

  •
  Provide and maintain [**] that provide [**] and [**] to all affected Iomega Organizations.

  •
  [**] and [**] in line with Iomega set rules and standards.

  •
  Maintain all [**].

  •
  Support [**].

  •
  Obtain Iomega approval for all [**] related to Iomega [**].

  •
  Obtain [**] for any changes to [**] or [**] that affect the [**] flowing to or from Iomega systems.

  •
  Provide Iomega with the [**] for review and discussion.

  •
  Support Iomega in and provide [**] towards the [**].

  •
  Provide [**] to Iomega [**] for [**] and [**].

Iomega Responsibilities

  •
  Provide the necessary [**] (e.g. [**]) and support [**]) to ensure a successful [**] by Venture of [**].

  •
  Approval of all [**] and temporary and permanent [**] to [**] at Venture.

  •
  Provide process and [**] support for [**]Provide training and [**] for any [**] initiated by Iomega

  •
  Continually review [**].

  •
  Provide a [**] and [**] for [**] of [**] according to [**] and [**].

11

OEM & Retail Customer Support

Scope and Definition

        The purpose of this service element is to define the level of [**] that Venture shall provides to the [**] and the Iomega's [**] [**] as outlined in the [**] Venture shall ensure the support provided meet or exceed the [**].

Venture Responsibilities

  •
  Support all current and future Iomega & Iomega customer [**] e.g. the [**]

  •
  Meet all Iomega and Iomega [**].

  •
  Meet and work towards achieving the Iomega's [**] [**] and[**]

  •
  [**].

  •
  Provide the [**]) within 24 hrs for[**] and [**]for regular[**]. [**] need to be in place while [**] are pursued. (Per [**])

  •
  Provide a weekly summary report of all the [**].

  •
  Provide a weekly summary report of [**]Provide first level [**] and [**] for [**] and [**].

  •
  Provide the daily, weekly and monthly [**] to Iomega which consist the [**] including the [**] and [**] & out [**] with the [**] for the top[**] for all Iomega [**].

  •
  Work with the Iomega's Asia Pacific [**] back the [**] as soon as possible per the [**]Accommodate any [**] with minimum [**].

Iomega Responsibilities

  •
  Provide advance notification on any [**] that required [**].

  •
  Provide assistance as and when require for [**].

  •
  Provide notification on the change in the [**] as, and when required.

  •
  Provide update on any changes in the [**] via written notification.

  •
  Facilitate the [**] from other regions than the Asia Pacific Region for [**].

Performance Indicators

Performance Indicator	Definition	Criteria or Limit
[**]	[**]	[**]

12

EXHIBIT G

ASIA PACIFIC LOGISTICS

        The Asia Pacific Distribution services covered in this exhibit G will be provided by [**] for the first [**] of the agreement period or until a separate agreement is negotiated and completed. Both parties agree to make best effort to [**] for the [**] during the first [**]of the agreement.

        Unless specifically amended in this exhibit, the requirements and agreements of the MSSA (Article 1 thru 20) also apply to the activities associated with providing the services for Asia Pacific Logistics.

        [**] for the services in Exhibit G [**] until a separate agreement is reached with the following exceptions:

  •
  [**] associated with [**] and [**] are to be [**] for all [**] and [**] associated with [**] are not included in this agreement.[**] for carrying [**] will be [**] for the [**] for [**] and [**] and will be [**]for any [**]but less than[**] is, upon [**]request, to be[**]to that [**] to the [**] and other factors will be [**] in good faith and settled with Iomega or Iomega [**]

Asia Pacific Distribution

Scope and Definition

        Provide the fulfillment service for Iomega's Asia Pac (Asia Pacific) distribution business. [**] will handle all [**] of the [**] and [**] as well as [**] and all [**] related activities.

Definition

        Iomega AP—Iomega International SA Asia Pacific Sales and Marketing functions.

Venture Responsibilities

New Product Introduction "NPI" process

  •
  [**] in coordination with Iomega AP's Product Management Group.

  •
  [**] from local sources at [**] to meet NPI launch date [**], etc.

Improvement of products

  •
  [**] as requested by Iomega AP.

  •
  [**] to [**] and for [**]. These include [**] and [**] and [**].

  •
  Develop and maintain [**].

Forecast

  •
  [**] from Iomega AP including [**] and [**] to existing products. [**] are in accordance with the [**].

Order Management

  •
  [**] and [**] to Iomega AP and ship to Iomega AP customers.

  •
  [**] Customers on behalf of Iomega Asia-Pacific.

  •
  [**] working days [**]of order receipt.

  •
  Provide [**] on communication with Iomega and Venture

  •
  Handles [**] for [**] on matters pertaining to [**].

  •
  In [**] coordinator for Administrative return. To ensure [**] on [**]. [**] is to buy back at [**] price to Iomega

  •
  Manage and own [**]) hub and inventory and [**].

  •
  Own the inventory and manage the 3rd Party hub—Asia Pacific OEM. -([**].

  •
  [**] to be charged [**], subsequently, it will be charge at [**] (exception to the rule). Venture to [**] with Iomega every [**].

  •
  Order cancellation to abide to the MSSA requirements of [**]% of the [**]. [**] shall not apply for the [**] of this Exhibit.

  •
  [**], etc) as and when necessary to Iomega AP.

  •
  Provide [**] to Iomega AP.

  •
  Communication with [**] to order fulfillment, status and issue resolution

Iomega Responsibilities

  •
  Provide information for marketing programs—promotional bundling and time period.

  •
  [**] for independent demands and to [**] qty.

Performance Indicators

Performance Indicator	Definition	Criteria or Limit
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

Planning & Purchasing

  •
  [**].

Configuration

  •
  [**]

Customer quality

  •
  [**]

Warehousing

  •
  [**]

Shipping

    [**]

Traffic

  •
  [**]

[**]

Activity	Description	Target
(a) [**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
(b) [**]	[**]	[**]
(c) [**]	[**]	[**]
	[**]	[**]
	[**]	[**]
	[**]	[**]
(d) [**]	[**]	[**]
(e) [**]	[**]	[**]
(f) [**]		[**]
(g) [**]	[**]	[**]

[**] Services

        Venture shall provide Iomega the [**]) described in this Exhibit for [**] of the Products. Venture and Iomega agree that the [**] shall be subject to the terms and conditions stated in this Exhibit.

Definitions

        Terms used herein with the initial letter capitalized that are not otherwise defined herein have the meaning given to them in Schedule A attached hereto.

        Venture—Venture Manufacturing (Singapore) Ltd

        Iomega—Iomega Corporation (USA), Iomega International SA (for Europe), Iomega International SA (for Asia Pacific)

Product Export Limitations

        Products exported hereunder are limited to: (i) exports that are in accordance with applicable export laws and regulations and (ii) exports to countries included in the Country Group B List only.

Iomega's Responsibilities

  •
  [**]ensure all Product shipments are in compliance with[**]Assign the[**]to each Product[**]with Customer shipping address and Customer phone number.[**]inspection has been ordered when required and notify Venture of the name of the[**] when freight is routed via a Venture approved carrier.[**]as identified by the U.S. Department of Commerce, Bureau of Export Administration[**] that contravene the end use screening requirements of the U.S. export laws and regulations.

Shipment & Delivery

        All Products will be shipped to Iomega's customers CPT, using INCO Terms 2000 definitions, unless otherwise indicated in writing by Iomega.

Venture's Responsibilities on Behalf of Iomega

        Venture shall provide the following services in accordance with Venture's standard export practice:

  •
  [**].

  •
  [**]) number to each Product as provided by Iomega under Section 3B above.

  •
  [**]The [**]will be[**]prepared and delivered unsigned when the shipment is delivered to the freight forwarder designated by Iomega or its foreign customer[**]of the Product to the ship to address specified in Iomega's order.

  •
  [**]regulations and make such documents available to Iomega upon request. After two years, Venture will transfer export documents to Iomega. Export documents shall include items mentioned below.

Iomega Corporation (USA)	Iomega Int'l SA (Europe)	Iomega Int'l SA (Asia Pacific)
Venture's commercial invoice	Venture's commercial invoice	Venture's commercial invoice
Packing slip	Packing slip	Airway bill or consignment note by land
Airway bill / Bill of lading	Airway bill / Bill of lading	Bill of lading
  •
  Upon receipt of notification from Iomega, [**] as required by the destination country's government for all shipments routed via an approved contracted freight forwarder.

Warranty

        Venture shall perform the Export Services specified herein in accordance with good and sound professional practices and procedures. VENTURE MAKES NO OTHER REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, COURSE OF DEALING AND COURSE OF PERFORMANCE. IOMEGA'S SOLE REMEDY (AND VENTURE'S SOLE OBLIGATION) FOR EXPORT SERVICES THAT ARE NOT DELIVERED IN ACCORDANCE WITH THIS WARRANTY IS FOR VENTURE, UPON WRITTEN NOTICE FROM IOMEGA THAT SERVICES PERFORMED ARE DEFICIENT, TO REPERFORM THE SERVICE.

Indemnification

        Iomega shall indemnify, defend and hold harmless Venture from and against any claims, demands, liabilities or expenses (including attorney's fees and costs) resulting from any act or omission of Iomega OR FAILURE OF IOMEGA TO COMPLY WITH AND PROPERLY PERFORM ALL OF ITS OBLIGATIONS SET FORTH IN SECTION 3 ABOVE.

        NOTWITHSTANDING ANY OTHER provision under this agreement to the contrary, Venture shall not be liable for and shall have no duty to indemnify, defend and hold harmless Iomega for any claims or liability arising out of Venture's performance of its obligations HERE under, UNLESS IN ITS PERFORMANCE OF SUCH OBLIGATIONS VENTURE FAILS TO FOLLOW ITS STANDARD EXPORT PRACTICES.

Audits and Account Reconciliation

        For export compliance purposes only, Iomega reserves the right to audit Venture's business process as part of their due diligence effort as required by the EAR's (Export Administration Regulations) and promptly notify Venture of any audit findings. Venture and Iomega shall mutually resolve any and all existing discrepancies between the respective books and records between the two parties.

Schedule A

Definitions

        "Country Group B List" is defined as the list of all free world countries as defined in the Export Administration Regulations under Part 740, Supplement 1.

        "Debarred List" is defined as a list of specific persons or entities who have violated the Arms Export Control Act and been denied export privileges by the U.S. Dept of State. (The complete list can be accessed on-line at http://www.pmdtc.org/)

        "Denied Persons List" is defined as a list of specific persons or entities who have violated the Export Administration Act and been denied export privileges by the U.S. Dept. of Commerce. (The complete list is referenced in the Export Administration Regulations under Part 764, Supplement No. 2 and can be accessed on-line at http://www.bxa.doc.gov/DPL/Default.htm.)

        "Entity List" is defined as a list of entities who are ineligible to receive any item subject to the Export Administration Regulations without a license, as specified in Supplement No. 4 to Part 744 of the Export Administration Regulations. The companies listed are known to be involved in the use of nuclear, missile, chemical and biological weapons.

        "Export Control Classification Number" is defined as the control number that identifies commodity groups by numerical location in the Commerce Control List of the Export Administration Regulations in Part 774.

        "Harmonized Tariff Schedule" is defined as a control number that is assigned by commodity group for both export reporting and import customs purposes.

        "Product" shall mean Finished Goods as defined in the Agreement to which this Exhibit is attached.

        "Specially Designated Nationals List" is defined as a list containing the names of specific persons or entities determined to be associated with governments in targeted foreign countries, terrorism sponsoring organizations and international narcotics traffickers by the U.S. Dept. of the Treasury, Office of Foreign Assets Control. (The complete list can be accessed on-line at http://www.treas.gov/ofac/index.html.)

Asia-Pacific Reverse Logistics (RVL-RMA)

Scope and Definition

        [**] all customers' requirements on [**] which include [**] from Iomega customers, the [**] of [**], and the [**] with [**] product.

Venture Responsibilities

  •
  [**] from Iomega AP

  •
  [**] to ensure closure of all [**] requests

  •
  Manage and fulfill customer service level (as PI per table)

  •
  Plan and [**] per Iomega legal /specified requirements of individual countries

  •
  Own all [**]. Manage and account for inventory accuracy.

  •
  Provide [**] or other cause.

  •
  Liaison with Iomega on [**] (with Iomega and 3rd parties), including [**].

  •
  Venture to own all [**] under [**].

  •
  Compile and Publish reports as requested by Iomega

Iomega Responsibilities

  •
  Transition Management of 3PL providers and distributors for regional exchange operations to Venture when current RMA exchange center contracts expire (e.g., Japan, ANZ).

  •
  Establish regional return and set up warranty/return policy and mutually agree on warranty inventory level.

  •
  Provide info to meet individual countries support requirement in relation to legal as well as Iomega corporate requirement.

  •
  [**].

  •
  [**] with [**] and accessories.

Performance Indicators

Performance Indicator	Definition	Criteria or Limit
[**]	[**]	[**]
[**]	[**]	[**]

Exhibit H

The Parties agree that this Exhibit H ([**]) sets forth the [**] that the Parties will follow to accomplish (i) [**] for the Penang Facility and (ii) the final [**] of [**] at and for the Penang Facility.

Section 1 [**]

  The [**] and [**] for the Penang Facility (the "Penang Facility [**]") for the time between the execution of the [**] and the [**] of Venture's [**] will be provided by existing [**] by providing an[**]environment comparable to the environment provided to the Penang Facility prior to [**]. This includes [**]. Additional [**] for this intermediate period shall be the responsibility of Venture and will be provided by the existing [**].

  The Penang Facility [**] from the Iomega [**] to the Penang Facility [**] will be [**].

  Iomega access to Penang Facility [**] will be limited to defined and agreed upon [**].

  Other [**] will be [**] as defined in [**]. Venture will be solely responsible for [**] at and for the Penang Facility.

Section 2 [**]

  Appendix B sets forth the [**], and sets forth the respective responsibilities and obligations of the parties necessary for the [**] to and by Venture at the Penang Facility.

Section 3 Venture [**]

  The Venture [**] for the Penang Facility will be lead by the Venture[**], with support by the Iomega [**]. The Penang Facility [**] will be assigned the [**].

  As part of the implementation, the [**] set forth in [**] will be [**]. These [**] may include those from [**] acting on Iomega's behalf.

  Part of the [**] will include the [**] to Venture's [**]. While this [**] will occur after the [**] into Penang, this [**] will be covered under this Agreement.

  Each organization will provide the required services for the [**] into the Penang Facility [**].

  Venture's [**] will be implemented as the Penang [**].

Section 4 [**]

  Venture will provide [**] for the Penang Facility according to generally accepted standards.

  Additional [**] not defined by this agreement, including [**]acting on Iomega's behalf, will be provided to Iomega at [**]. This will include ongoing [**] for the services.

1

APPENDIX A

Disposition of [**]
System	Purpose	Disposition
[**]	Iomega [**] [**]) system used to manage [**]—[**]	To be interfaced to [**] — currently no [**] between [**] and the Venture [**] or [**] is planned.
[**]	Iomega [**] used to [**], [**] and to [**], [**].	[**] will remain an [**]. Venture will [**]as well as [**] as their permanent solution for [**]. Venture will utilize [**]. Additionally, Venture will [**].
[**]	[**] is an [**] which manages the [**] as well as [**]	[**] will remain an [**]. Venture will [**], [**]. Venture will [**]. Venture must [**].
[**]	[**] is an [**] which manages [**]an Iomega standalone[**].	Will remain an [**] on our behalf.
[**]	[**] is an[**]	[**] to [**] to use [**]. [**] plans to [**]. This must occur prior to Iomega's [**].
[**]	[**] is an Iomega in-house developed application, [**] [**] manages the generation of [**] for it's [**]as well as pallet[**]also captures and[**] on[**] related to specific [**] for [**]and [**].	[**] to allow [**] to use [**]. [**]plans to [**]. This must occur prior to Iomega's [**].
[**]	[**] is an Iomega in-house developed [**] which [**]. Venture will [**] and provide Iomega periodic [**] and other [**]on a need by basis.	[**] to allow [**] to use [**]. [**]. This must occur prior to Iomega's [**].
[**]	[**] is an Iomega in-house developed application used by the[**]for checking [**]	This [**]. Venture will have access into the [**].

2

APPENDIX B

License	Qty	License	Qty
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

NOTE 1. Iomega responsible to provide [**] to Penang Facility.

NOTE 2. Access to and use of [**]will be under [**] as an authorized [**] for and behalf of Iomega.

NOTE 3. [**] agreement.

NOTE 4. All other [**] and [**] are held and maintained by the [**]

3

EXHIBIT I

Exit Plan

        This Exit Plan (Exhibit I) sets forth the terms and conditions under which the Parties will carry out the [**] and responsibilities of the Parties in order to affect an [**]. Upon either the expiration or termination of the Agreement, for whatever reason, the Parties agree to follow the terms and conditions set forth in this Exit Plan. Additionally, upon the anticipated termination or expiration of the Agreement, the Parties will negotiate in good faith a more detailed Exit Plan, incorporating the terms and conditions of this Exit Plan (Exhibit I).

A.    Expiration of the Agreement

        It is generally agreed that the Parties equally benefited over the term of the Agreement. Upon expiration of the Agreement, the [**], respectively, as set forth in this Section A.

        Upon expiration of this Agreement, [**] have the following obligations as set forth in Section D, in addition to those set forth in the Agreement:

1)	Documentation—1) (a) (1) through (9)
2.1)	Unique Assembly and Test Equipment—2.1) (a), 2.1) (b)
2.2)	Other Associated Assets—2.2) (b), 2.2) (c), 2.2) (h)
3)	Components and Materials—3) (d), 3) (f), 3) (g)
4)	Training and Support—4) (a), 4) (b)
5)	Accounting and Financial—5) (a), 5) (b)

        For 2.1) (a) and 2.1) (b), costs associated with these services shall be borne by [**].

        For 2.2) (b) and 2.2) (c), costs associated with these services shall be borne by [**].

        For 4) (a) and 4) (b), [**].

        Upon expiration of this Agreement, [**] have the following obligations as set forth in Section D, in addition to those set forth in the Agreement:

1)	Documentation—none
2.1)	Unique Assembly and Test Equipment—2.1) (c), 2.1) (d), 2.1) (e), 2.1) (f)
2.2)	Other Associated Assets—2.2) (d), 2.2) (e), 2.2) (g)
3)	Components and Materials—3) (a), 3) (b), 3) (c), 3) (e), 3) (h)
4)	Training and Support—4) (c)
5)	Accounting and Financial—5) (a)

        With respect to the Other Associated Assets (as defined in Section D. 2.2 a) herein), upon the expiration of this Agreement, the Parties shall negotiate in good faith which assets [**]. The purchase price of any assets sold shall be their net book value (as of the last day of the term of the Agreement), unless otherwise agreed to.

1

B.    [**]

        Upon termination of the [**] in accordance with the terms and conditions of the Agreement, [**] have the following obligations as set forth in Section D, in addition to those set forth in the Agreement:

1)	Documentation—1) (a) (1) through (9)
2.1)	Unique Assembly and Test Equipment—2.1) (a), 2.1) (b)
2.2)	Other Associated Assets—2.2) (a), 2.2) (b), 2.2) (c), 2.2) (h)
3)	Components and Materials—3) (d), 3) (f)
4)	Training and Support—4) (a)
5)	Accounting and Financial—5) (a), 5) (b)

        For 2.1) (a), and 2.2) (b), [**].

        Upon termination of the [**] have the following obligations as set forth in Section D, in addition to those set forth in the Agreement:

1)	Documentation—none
2.1)	Unique Assembly and Test Equipment—2.1) (c), 2.1) (d), 2.1) (e), 2.1) (f)
2.2)	Other Associated Assets—2.2) (d), 2.2) (e), 2.2) (f), 2.2) (g)
3)	Components and Materials—3) (a), 3) (b), 3) (c), 3) (e), 3) (g), 3) (h)
4)	Training and Support—4) (b), 4) (c)
5)	Accounting and Financial—5) (a)

C.    [**]

        Upon termination of the [**] in accordance with the terms and conditions of the Agreement, [**] have the following obligations as set forth in Section D, in addition to those set forth in the Agreement:

1)	Documentation—none
2.1)	Unique Assembly and Test Equipment—2.1) (e), 2.1) (f)
2.2)	Other Associated Assets—2.2) (g), 2.2) (i)
3)	Components and Materials—3) (a), 3) (b), 3) (c), 3) (e)
4)	Training and Support—4) (c)
5)	Accounting and Financial—5) (a)

2

        Upon termination of the Agreement by [**] in accordance with the terms and conditions of the Agreement, [**] have the following obligations as set forth in Section D, in addition to those set forth in the Agreement:

1)	Documentation—1) (a) (1) through (9)
2.1)	Unique Assembly and Test Equipment—2.1) (a), 2.1) (b), 2.1) (c), 2.1) (d)
2.2)	Other Associated Assets—2.2) (b), 2.2) (c), 2.2) (d), 2.2) (e), 2.2) (h), 2.2(j)
3)	Components and Materials—3) (d), 3) (f), 3) (g), 3) (h)
4)	Training and Support—4) (a), 4) (b)
5)	Accounting and Financial—5) (a), 5) (b)

        For 2.1) (a), and 2.2) (b), [**].

3

D.    WIND DOWN ACTIVITIES

        The [**] choosing.

1.	Documentation
	a)	[**].
[**]
2.	Equipment
2.1	Unique Assembly and Test Equipment
	a)	[**]
3.	Components and Materials
	a)	[**] at the prices for such Products determined in accordance with the Agreement.
	b)	[**] at the price paid by Venture.
	c)	Title to the Materials shall pass upon payment of the agreed to purchase price and risk shall pass upon delivery.
	d)	[**] with its suppliers for Materials to Iomega.
	e)	Accept and assume all of [**] (including taking delivery of the Materials and paying the suppliers for the Materials).
	f)	Responsible for providing necessary documentation for exporting the Materials and will assist Iomega in obtaining governmental approvals for exportation.
	g)	Responsible for the costs of packaging and palletizing all Materials for shipment.
	h)	Responsible for freight costs from Venture manufacturing facilities.
	i)	[**] only be required [**], and to assume responsibility for outstanding [**] were made in accordance with the [**] provided for under the Agreement.
4.	Training and Support
	a)	[**] at Venture's prevailing standard costs for up to [**] days to Iomega or it's chosen partner, including but not limited to;
(1) [**] and test
(2) Operator training,
(3) Failure analysis technical training,
(4) ORT and OEM test training
	b)	Provide labor costs associated engineering and technical training listed in 4) (a).
	c)	Provide travel, meals and housing expenses associated with provided training in 4) (a).
5.	Accounting and Financial
	a)	The Parties agree work in a cooperative manner to resolve any valuation or payment issues and not unreasonably delay shipment of equipment and inventory.
	b)	Provide reasonable access to accounting and financial records in order to determine valuations of Equipment and Materials.

4

E.    Termination of License and Return of Property

        Venture shall return to Iomega all property of Iomega, all tangible embodiments of Intellectual Property of Iomega in its possession, all Tooling entrusted to it hereunder and all other property of Iomega and the Iomega Designees, and vice versa. Such property may include, but is not limited to, industrial designs, molds, drawings, prints, technical literature, manufacturing instructions, etc.

D.    Residual Items

        Finished goods, work in process and materials not required to be purchased by Iomega remaining in Venture's possession following expiration or termination shall be disposed of under Iomega's supervision in such a manner that all embodiments of Iomega's Intellectual Property contained therein are destroyed.

E.    Survivor Obligations

        The Parties will agree on Equipment, Material and Documentation that is necessary for Venture to retain in order to fulfill Warranty obligations and other survivor clauses noted in the Agreement.

F.    Supplemental Payment

        If the sum referred to in Section 10.12 of the Agreement has not been paid in full at the termination of the Agreement, Iomega shall on the date the Agreement is terminated pay Venture the remaining unpaid balance of such sum.

G.    General Effect

        Nothing herein shall be construed or applied to otherwise limit or affect the Parties respective rights and obligations under the Agreement.

5

EXHIBIT J

[**] AND [**]

Scope and Definition[**]

[**] shall develop and [**] a [**] for the [**] and [**] of [**] due to [**]or [**]. [**] shall make all reasonable efforts to [**] and [**] from [**] to ensure the [**].

[**] Responsibilities

  •
  Make all reasonable efforts to ensure the [**] through implementation of the [**] and [**] attached hereafter.

  •
  Develop a more [**] to [**] in the event of [**] or other [**] which may cause [**] or [**]. [**] must address those activities required to [**] at an [**] of a [**] at [**] of [**]. Examples of the activities to address are:

  •
  Organization

  •
  [**] and [**]

  •
  [**] and timing

  •
  [**], especially of [**] or [**]

  •
  [**] and maintenance of [**] through the [**] and [**] of [**]

Performance Indicators

Performance Indicator	Definition	Criteria or Limit
[**]	[**]	[**] within [**] of [**] and reviewed at each subsequent QBR

[**] and [**]

Executive Summary

The objective of this plan is to enable [**] to [**] and [**] in the event of a [**], with the [**] of ensuring no [**], or, if [**], to ensure the [**] of delivery to meet [**] of the event. The nature of the [**] makes them [**], therefore, the intent is to outline general activities and [**] to [**], not to account for, or [**].

Responsibility

The Site General Manager and Key Personnel have the responsibility to implement the following plan. In the event of a [**] will use its best efforts to coordinate and [**], it may be able to allocate to [**] until the objectives of this plan are met. [**] have [**] and will hold a [**] of this [**] the building.

Overview

[**] will [**] with the intent of [**] the [**] on Iomega and its [**].

Venture will, if necessary, [**] to a [**] near the [**] in which to [**].

Frequent and [**] will occur between [**] and with Iomega [**] and [**].

Key Personnel
[**]
[**]
Recovery Plan Responsibility
[**]	Overall
[**]	Systems/Facilities
[**]	Personnel
[**]	Stores/Logistics
[**]	Production/Facilities
[**]	Supplybase

Prevention and Mitigation Efforts

Reasonable efforts will be put in place to prevent, or [**] from, a [**]. These efforts must include a [**]. [**] for [**] and [**] will also be maintained in the [**].

[**] Overview

  1)
  [**].

  2)
  [**].

  3)
  [**]Customers and Suppliers are [**] and[**]established.

  4)
  Customer Contacts

  5)
  [**] is put in place and approved

  6)
  Manufacturing Equipment

  7)
  [**]Contractors

EVENT OCCURS

    Details: An [**] to have an [**]. Examples might include:

      •
      [**]

      •
      Etc.

[**] is evaluated

    Details: An [**] occurs to [**]. In the event of an [**], site [**] will be [**]. [**]. A decision is made to [**] based on [**] requirements and [**].

[**] contacted

    Details: Other [**] are [**] so that they can [**] [**]. Additional [**] can be arranged, if deemed necessary, if [**]. Labor transfers can also be considered.

Customers and Suppliers contacted

    Details: Customers and Suppliers are [**] to inform them of the [**] and that an [**]. An [**] of any [**] is given and a communication plan is outlined.

Key Customer Contacts

    Details: In the [**] of any [**], the following will be [**] by the [**] as required within [**]:

    Iomega Asia Operations
    [**]
    Iomega Corporation
    [**]
    Iomega-USA
    [**]
    Iomega SA (Europe)
    [**]
    Iomega SA (Europe) Iomega Asia-Pacific
    [**]
    Iomega-Japan
    TBD

        [**]

    Details: In the event of [**], systems will be [**] to other [**] or for a [**] on site.

    [**]
    Details: Immediately on [**] will be evaluated.

    Details: For [**] it will take [**] to [**] and [**]. Loss of [**] will take [**].

    Details: [**] are agreed with our suppliers and are available to our customers

        [**]

    Details: [**] and [**] will be regularly done and [**]. [**] will be developed to [**].

Manufacturing & Stores Facilities

    Details: The need for, and capabilities of, [**] will be promptly assessed based on the nature of the [**]. In the event an [**]will take sufficient steps to affect [**] with all customer requirements. The steps will vary depending on the location being used. The [**] will be approved by the Customer.

Manufacturing Equipment

    Details: In the event of the [**] or [**], [**], or [**].

        [**]

    Details: The [**], as defined, will [**] is [**] and a [**] by the customer.

Contractors

The following contractors may be used in the event their services are required to [**].

        [**], etc.)

  TBD

        [**], etc.)

  TBD

[**]

  TBD

EXHIBIT J

[**] AND [**]

Scope and Definition[**]

[**] shall develop and [**] a [**] for the [**] and [**] of [**] due to [**]or [**]. [**] shall make all reasonable efforts to [**] and [**] from [**] to ensure the [**].

[**] Responsibilities

  •
  Make all reasonable efforts to ensure the [**] through implementation of the [**] and [**] attached hereafter.

  •
  Develop a more [**] to [**] in the event of [**] or other [**] which may cause [**] or [**]. [**] must address those activities required to [**] at an [**] of a [**] at [**] of [**]. Examples of the activities to address are:

  •
  Organization

  •
  [**] and [**]

  •
  [**] and timing

  •
  [**], especially of [**] or [**]

  •
  [**] and maintenance of [**] through the [**] and [**] of [**]

Performance Indicators

Performance Indicator	Definition	Criteria or Limit
[**]	[**]	[**] within [**] of [**] and reviewed at each subsequent QBR

[**] and [**]

Executive Summary

The objective of this plan is to enable [**] to [**] and [**] in the event of a [**], with the [**] of ensuring no [**], or, if [**], to ensure the [**] of delivery to meet [**] of the event. The nature of the [**] makes them [**], therefore, the intent is to outline general activities and [**] to [**], not to account for, or [**].

Responsibility

The Site General Manager and Key Personnel have the responsibility to implement the following plan. In the event of a [**] will use its best efforts to coordinate and [**], it may be able to allocate to [**] until the objectives of this plan are met. [**] have [**] and will hold a [**] of this [**] the building.

Overview

[**] will [**] with the intent of [**] the [**] on Iomega and its [**].

Venture will, if necessary, [**] to a [**] near the [**] in which to [**].

Frequent and [**] will occur between [**] and with Iomega [**] and [**].

Key Personnel
[**]
[**]
Recovery Plan Responsibility
[**]	Overall
[**]	Systems/Facilities
[**]	Personnel
[**]	Stores/Logistics
[**]	Production/Facilities
[**]	Supplybase

Prevention and Mitigation Efforts

Reasonable efforts will be put in place to prevent, or [**] from, a [**]. These efforts must include a [**]. [**] for [**] and [**] will also be maintained in the [**].

[**] Overview

  1)
  [**].

  2)
  [**].

  3)
  [**]Customers and Suppliers are [**] and[**]established.

  4)
  Customer Contacts

  5)
  [**] is put in place and approved

  6)
  Manufacturing Equipment

  7)
  [**]Contractors

EVENT OCCURS

    Details: An [**] to have an [**]. Examples might include:

      •
      [**]

      •
      Etc.

[**] is evaluated

    Details: An [**] occurs to [**]. In the event of an [**], site [**] will be [**]. [**]. A decision is made to [**] based on [**] requirements and [**].

[**] contacted

    Details: Other [**] are [**] so that they can [**] [**]. Additional [**] can be arranged, if deemed necessary, if [**]. Labor transfers can also be considered.

Customers and Suppliers contacted

    Details: Customers and Suppliers are [**] to inform them of the [**] and that an [**]. An [**] of any [**] is given and a communication plan is outlined.

Key Customer Contacts

    Details: In the [**] of any [**], the following will be [**] by the [**] as required within [**]:

    Iomega Asia Operations
    [**]
    Iomega Corporation
    [**]
    Iomega-USA
    [**]
    Iomega SA (Europe)
    [**]
    Iomega SA (Europe) Iomega Asia-Pacific
    [**]
    Iomega-Japan
    TBD

        [**]

    Details: In the event of [**], systems will be [**] to other [**] or for a [**] on site.

    [**]
    Details: Immediately on [**] will be evaluated.

    Details: For [**] it will take [**] to [**] and [**]. Loss of [**] will take [**].

    Details: [**] are agreed with our suppliers and are available to our customers

        [**]

    Details: [**] and [**] will be regularly done and [**]. [**] will be developed to [**].

Manufacturing & Stores Facilities

    Details: The need for, and capabilities of, [**] will be promptly assessed based on the nature of the [**]. In the event an [**]will take sufficient steps to affect [**] with all customer requirements. The steps will vary depending on the location being used. The [**] will be approved by the Customer.

Manufacturing Equipment

    Details: In the event of the [**] or [**], [**], or [**].

        [**]

    Details: The [**], as defined, will [**] is [**] and a [**] by the customer.

Contractors

The following contractors may be used in the event their services are required to [**].

        [**], etc.)

  TBD

        [**], etc.)

  TBD

[**]

  TBD

EXHIBIT K

TRANSITION PLAN

Formation of transition teams according to following functional areas:

Leaders from both Iomega & Venture on the teams.

Area		Iomega	Venture
a)	Finance	[**]	[**]
b)	IT	[**]	[**]
c)	Materials	[**]	[**]
d)	Human Resource	[**]	[**]
e)	Engineering	[**]	[**]
f)	Quality	[**]	[**]
g)	EC/Doc Control	[**]	[**]
h)	Production	[**]	[**]
i)	Logistic	[**]	[**]
j)	Legal	[**]	[**]
k)	Order Management	[**]	[**]
l)	Sourced Products	[**]	[**]
m)	Reverse Logistics	[**]	[**]

Teams to define issue & tasks under functional area and set schedule:

Issues/Tasks	Proposed Actions	Schedule
Finance
As the Penang Finance Team become Venture employees on closing… 1) [**] 2) [**]	1) [**]	1) 2 weeks before the closure date.
2) 2 weeks before the closure date
3) Before closure date
4) A week before closure date
5) Now
6) A week before closure date
7) After signing date.
8) Month end after closure date
9) Before closure date
10) On or before closure date

1) IT[**]	1) [**]Execute transfer as per project plan as in the attached file. 2) Execute transfer as per project plan. 3) Execute transfer as per project plan 4) Execute transfer as per project plan	1) Closure 2) Closure 3) Closure 4) Closure 5) Before closure
Materials
1) [**] [**]	4) [**]2 a) [**] [**]Review and dispose As stated in SLA—[**] 5) As stated in MSSA article 7 & 8 6) As stated in MSSA article 10 [**]	1) Mid Sept 2) At closure 3) At closure 4) At Closure 5) After closing 6) One month on/after closure 7) After closure 8) After closure 9) After closure 10) After closure 11) After closure
Human Resource
[**]	1)—To draft the official letter — [**] [**] a)—[**] —[**] b) —[**] [**] [**] b)—Prepare and placed on the notice board 2)—[**]	1) — Completed
— After signing of SPA and after closure
2) a) — Completed
— After signing
b) — Pending
— After signing — Completed 3) — Prepare before signing and put on the notice board on the signing date
— After signing
— After signing and after completion
4) — 3 weeks before completion

Engineering
[**]	[**]	1) End of September
2) Before Closing
3) [**]TBD
4) CAR has been signed. Awaiting PR to be signed off. Completed by the end of September
5) End of September
6) Before Closing
7) End of September
8) TBD
[**]	1) Done through Iomega JQE 2) Iomega JQE to co-ordinate this effort [**] [**]	1) At Signing. 2) [**]2 week after signing.
[**]	1) [**]Prelim Flow available. 2) Discussed with [**]ell. 3) Discussing with Roy. 4) To update procedure. 5) Prelim discussion held with [**]and team.	1) Before Closing. 2) Before Closing. 3) End Sept. 4) Before Closing. 5) Before Closing. 6) Before Closing. 7) Before Closing. 8) End Sept. 9) Before Closing. 10) End Sept.
Production and Planning
[**]	1) [**]To have an execution plan with specifics roles & responsibilities by [**] 2) [**] [**]	1) 2 weeks prior closing 2) 1 week prior closing 3) 2 weeks prior closing
Logistic
[**]	1) [**]Venture to work with Iomega Roy. 2) [**]	1) End Oct. 2002 2) [**] 3) Ongoing issue for Q4.
Legal
1) Execute all tasks as per SPA		As per the SPA closure

Order Management
1) [**] 2) [**] 3) [**] 4) [**] 5) [**]	1) [**] 2) [**] 3) [**] 4) [**] 5) [**].	1) 2nd week of Sept 2) On-going 3) Starting [**] 4) Date of signing 5) 3 months upon closing of deal
Source Products Purchasing
1) [**] 2) [**] 3) [**] 4) [**] 5) [**]	1) [**] 2) [**] 3) [**] 4) [**] 5) [**]	1) 2nd wk of Sept. 2) On going 3) Starting wk37 4) Date of signing 5) 3 months upon closing of deal.
Reverse Logistics
1) [**] 2) [**] 3) [**] 4) [**] 5) [**]	1) [**] 2) [**] 3) [**] 4) [**]	1) Complete by mid Sep 2) [**]Within 2wks of signing of agreement 3) 01 Dec 2002 4) Mac2003

EXHIBIT L

BASELINE [**]

        Zip products [**] were derived from [**] the [**] and mean [**] on [**]Refer to the [**] for further information for other [**].

TWO GRAPHICS/CHARTS WERE REDACTED IN THEIR ENTIRETY DUE TO
CONFIDENTIAL METRICS CONTAINED THROUGHOUT THE CHARTS

        The [**] and [**] and [**] product [**] are[**] on the [**] listed below:

Calculated DPPM	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]

        Refer to the [**] for further information for other [**].

EXHIBIT M

Level	Item Seq	Item	Description	Rev	UOM	Effective Date	Quantity	Extended Quantity	Based on Rollup	Q2 Actual Cost	Extended Cost	Q3 Commit Cost	Extended Cost

**Confidential Materials omitted and filed separately with the Securities and Exchange Commission**

EXHIBIT N

(**)

[**]

        None

        [**]

Product Line	Centre	Account	Asset	Asset Description	Date Placed In Service	Supplier	Location
[**]
0101	132.0101	18150
0101	132.0101	18150
0101	211.0101	18150
0101	211.0101	18150
0101	211.0101	18150
0101	211.0101	18150
0101	211.0101	18150
0101	211.0101	18150
0101	211.0101	18150
0101	211.0101	18150
0101	211.0101	18150
0101	211.0101	18150
0101	211.0101	18150
0101	211.0101	18150
0101	211.0101	18150
0101	211.0101	18150
0101	211.0101	18150
0101	211.0101	18150
0101	211.0101	18150	**CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
0101	211.0101	18150	WITH THE SECURITIES AND EXCHANGE COMMISSION**
0101	211.0101	18150
0101	211.0101	18150
0101	211.0101	18150
0101	211.0101	18150
0101	211.0101	18150
0101	211.0101	18150
0101	211.0101	18150
0101	211.0101	18150
0101	211.0101	18150
0101	211.0101	18150
0101	211.0101	18150
0101	211.0101	18150
0101	211.0101	18150
0101	211.0101	18150
0101	211.0101	18150
0101	211.0101	18150
0101	211.0101	18150
0101	211.0101	18150
0101	211.0101	18150
0101	211.0101	18150
0101	211.0101	18150
0101	211.0101	18150
0101	211.0101	18150
0101	211.0101	18150
0101	211.0101	18150
0101	211.0101	18150
0101	211.0101	18150
0101	211.0101	18150
0101	211.0101	18150
0101	211.0101	18150
0101	211.0101	18150
0101	232.0101	18150

[**]
0120	211.0120	18150
0120	211.0120	18150
0120	211.0120	18150
0120	211.0120	18150
0120	211.0120	18150
0120	211.0120	18150
0120	211.0120	18150
0120	211.0120	18150
0120	211.0120	18150
0120	211.0120	18150
			**CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION**
[**]
0220	132.0220	18150
0220	166.0220	18150
0220	211.0220	18150
0220	211.0220	18150
0220	211.0220	18150
0220	211.0220	18150
0201	211.0201	18150
[**]
0401	211.0401	18150
[**]
0501	211.0501	18150
0501	211.0501	18150
0501	211.0501	18150
0501	211.0501	18150
0501	211.0501	18150
0501	211.0501	18150

        [**] with respect to the [**] listed herein is subject to [**] as to the [**] and [**] of such [**]. [**] to complete such [**] in a reasonable period of time. Iomega shall be responsible for [**] to Venture in relation to the [**].

EXHIBIT O

SUPPLIER'S LEAD TIME BY COMMODITY FOR Q3 '2002

[**]	Product	Supplier	Vendor Code	Lead Time (working days)	Hub	Contact	Tel#	Fax#

**CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION**

EXHIBIT P

[**] For Year 2002
Product Type	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]

TOTAL				[**]

Installed capacity is based on [**]

Product that are [**] to [**] that they are [**] the lines [**].

—Illustration : If the weekly [**], the[**]and other [**]

EXHIBIT Q

MASTER LIST OF KPI/PI'S

Key Performance Indicators KPIs ([**])

1)    Delivery

        (per MSSA Section [9])

2)    Price/Cost

        (per MSSA Section [10])

3)    Quality:

  a)
  Warranty & Epidemic Failures

  a.
  per MSSA Section [12]

  b.
  QMP [Appendix E & F]

  b)
  Customer Line Integration Failures

  a.
  per QMP—[Appendix G SVLRR & IFIR section]

  c)
  Factory Quality

  a.
  per QMP Appendix [A & C]—OQA, ORT, AST[**]

Performance Indicators Pis (Based on SLA & QMP)

1)    Quality Goals (extracted from QMP)

        Note: [**]

        [**]

        [**]

        [**]

        All goals in appendices of QMP document.

2-1	OQA dppm:	Goals are [**], see appendix A
2-2	First Pass Yield:	Goals are [**], see appendix B
2.3	ORT & AST Pass Rate	Goals are [**], see appendix C
2-4	Cpk Goal:	([**] goal for each item specified), see appendix D [**] with respect to Control Limits
2-5	STOP ORDER Goal:	(number of Stop Orders) [**]
2-6	AFR Goal:	(Annual Field Return Rate-Actual) [**] Goals are [**], see appendix E
2-7	Warranty Returns	Goals are [**], see appendix F
2-8	LRR & IFIR Dppm	Goals are [**], see appendix G

1

2)    Service Levels Goals (extracted from Exhibit F (SLA))

New Product Introduction

Performance Indicator	Definition	Criteria or Limit
[**]	[**]	[**]

Product Engineering

Performance Indicator	Definition	Criteria or Limit
[**]	[**]	[**]

Manufacturing Process Development and Engineering

Performance Indicator	Definition	Criteria or Limit
[**]	[**]	[**]

Quality Systems—Refer to QMP

Product Assurance

Performance Indicator	Definition	Criteria or Limit
[**]	[**]	[**]

Sourcing and Commodity Management

Performance Indicator	Definition	Criteria or Limit
[**]	[**]	[**]

OEM & Retail Customer Support

Performance Indicator	Definition	Criteria or Limit
[**]	[**]	[**]

3)    Service Levels Goals (extracted from EXHIBIT G (ASIA-PACIFIC LOGISTICS))

Asia Pacific Distribution

Performance Indicator	Definition	Criteria or Limit
[**]	[**]	[**]

Asia-Pacific Reverse Logistics (RVL-RMA)

Performance Indicator	Definition	Criteria or Limit
[**]	[**]	[**]

2

QuickLinks

  Exhibit 10.15
TABLE OF CONTENTS
ARTICLE 1—DEFINITIONS
ARTICLE 2—TERM
ARTICLE 3—PURPOSE AND RELATIONSHIP
ARTICLE 4—PRODUCTS
ARTICLE 5—EXCLUSIVITY AND NEW PRODUCTS
ARTICLE 6—ORDER PROCESS
ARTICLE 7—LIABILITY FOR COMPONENTS
ARTICLE 8—PRODUCTION
ARTICLE 9—DELIVERY AND ACCEPTANCE
ARTICLE 10—PRICES AND PAYMENT TERMS
ARTICLE 11—SERVICE PARTS
ARTICLE 12—PRODUCT WARRANTY
ARTICLE 13—INTELLECTUAL PROPERTY
ARTICLE 14—CONFIDENTIALITY
ARTICLE 15—TERMINATION
ARTICLE 16—REPRESENTATIONS AND WARRANTIES
ARTICLE 17—INDEMNIFICATION
ARTICLE 18—INSURANCE
ARTICLE 19—DISPUTE RESOLUTION
ARTICLE 20—FORCE MAJEURE
ARTICLE 21—GUARANTEE
ARTICLE 22—GENERAL PROVISIONS
  EXHIBIT A
  EXHIBIT B
  Attachment C.1
Attachment C.2
Attachment C.3
Attachment C.4
Attachment C.5
  EXHIBIT D
  EXHIBIT D
  EXHIBIT E
  EXHIBIT F
  EXHIBIT G
  Exhibit H
  EXHIBIT I
  EXHIBIT J
  EXHIBIT J
  EXHIBIT K
  EXHIBIT L
  EXHIBIT M
  EXHIBIT N
  EXHIBIT O
  EXHIBIT P
  EXHIBIT Q